FIRSTAR STELLAR FUND
FIRSTAR STELLAR RELATIVE VALUE FUND
FIRSTAR STELLAR GROWTH EQUITY FUND
FIRSTAR STELLAR CAPITAL APPRECIATION FUND
FIRSTAR STELLAR INTERNATIONAL EQUITY FUND
STOCK FUNDS

COMBINED SEMI-ANNUAL REPORT

MAY 31, 1999

                                                    (FIRSTAR STELLAR FUNDS LOGO)

PRESIDENT'S MESSAGE

Dear Shareholder:

On behalf of the Firstar Stellar Funds, thank you for your continued confidence and for giving us the opportunity to help you achieve your financial goals.
From late 1998 through May of 1999, financial markets experienced substantial short-term volatility. The investment strategies employed by the Firstar Stellar Funds are designed to provide you steady performance through up and down markets.

On the following pages you will find the results for the period from December 1, 1998 through May 31, 1999 for the stock funds, as well as questions and answers from our portfolio managers regarding fund performance. I hope you will take the time to read this important information.

FIRSTAR STELLAR GROWTH EQUITY FUND

Investors in the Growth Equity Fund saw very solid performance for the first six months of its fiscal year as total returns for the six month period ended May 31, 1999 were 11.89% or 6.89% adjusted for the maximum contingent deferred sales charge, for B Shares and 11.98% for Y Shares.*<F1> The Fund's emphasis on large-cap securities with above average growth rates was once again responsible for producing good performance. The Fund continues to be a solid choice for those seeking growth in the large-cap portion of the equity market.

FIRSTAR STELLAR RELATIVE VALUE FUND

Late in the six month period investors turned toward value-oriented stocks as the market retreated from an all-time high. The Fund returned 11.22% or 6.20% adjusted for the sales charge for A shares, 11.17% or 6.17% adjusted for the maximum contingent deferred sales charge for B Shares and 11.39% for Y shares for the six month period ended May 31, 1999.*<F1> This Fund emphasizes large-cap, quality securities with a concentration on stocks with lower price/earnings ratios, lower beta and higher dividends. The Relative Value Fund holds many well-known, quality securities in its portfolio, and remains an attractive investment.

FIRSTAR STELLAR INTERNATIONAL EQUITY FUND

This Fund seeks capital appreciation by investing in mutual funds that primarily invest in non-U.S. concerns.**<F2> It produced a return of 7.70% or 6.06% adjusted for the sales charge for the six month period ended May 31, 1999.
While domestic equity markets have produced high returns in recent years, the International Equity Fund offers a good opportunity to diversify for investors who seek to invest outside the United States.

FIRSTAR STELLAR FUND

The Fund seeks to provide total return to investors by combining the securities of five asset classes in roughly equal weights. These include U.S. stocks, international stocks,**<F2> real estate stocks, bonds and cash. By using this combination, the Fund hopes to achieve long-term, consistent returns. For the six month period ended May 31, 1999, the Fund returned 3.45% or (1.21)% adjusted for the sales charge for A shares and 3.54% for Y shares.*<F1> This is a great choice for those who seek growth with the likelihood of less volatility than comes from a pure stock investment.

FIRSTAR STELLAR CAPITAL APPRECIATION FUND

The market rewarded investors in the stocks of mid-size and smaller companies late in the six month period. The Fund produced a total return of 1.62% or (2.93)% adjusted for the sales charge. This Fund provides investors diversification from the market's emphasis on large-cap stocks, as it seeks capital appreciation through investing in quality mid- and smaller size companies.

We thank you for using the Firstar Stellar Funds to meet your investment needs and we look forward to providing solid performance and service to you in the future.

Sincerely,

/s/ Daniel B. Benhase

Daniel B. Benhase
President

July 15, 1999

------------------
  *<F1> Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 **<F2> Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

INVESTMENT REVIEWS

FIRSTAR STELLAR FUND

Q    How did the multi-asset class approach of the Stellar Fund fare as the domestic stock market first soared and then retreated in early 1999?

A    The Firstar Stellar Fund is a multi-asset fund designed to generate competitive total returns, but with lower volatility than other balanced funds. Highlights of the five asset classes follow:

Equity--Early 1999 was characterized by strong performance of the very largest stocks, but in March the market swung away from these stocks to emphasize value and cyclical oriented securities. The Fund's diversified portfolio of domestic stocks helped it withstand the change in market direction with no ill effects, and is very important to maintaining positive long-term performance results.

International--We believe that we are approaching the point where international stocks*<F3> may again begin to outperform the U.S. market. Underperformance in recent years has been warranted by the economic struggles which have plagued a large part of the globe. Signs that the Asian and Latin American economies are again picking up strength could propel the international markets forward. This Fund gives investors an opportunity to participate in any resurgence.

Fixed Income--We began 1999 anticipating improved confidence and thought interest rates would remain steady or decline for most of the year. A stronger than expected economy resulted in interest rates rising, which did not help returns. The bond market offers good values which has provided a tremendous opportunity to adjust portfolio holdings.

Real Estate Investment Trusts (REITs)--1998 and the first quarter of 1999 were difficult as the sector steadily declined. The environment changed in April with strong earnings reports and a solid domestic economy, and REITs as a group were up nearly 7% through May. Maintaining a diversified exposure to REITs has helped the Fund generate solid performance relative to other balanced funds.

Cash Equivalents--Money market yields were essentially unchanged through the period. Holding cash equivalents reduces overall portfolio volatility. These instruments serve as the "shock absorber" in uncertain times, such as the international crisis last fall.

Q    What is the outlook for the components of the Fund for 1999?

A    Our outlook for the remainder of 1999 anticipates the pace of domestic economic growth to slow towards a more moderate level. We expect inflation will remain under 2.5% for the year, as gold and other commodity prices are signaling little inflationary pressure, and the dollar remains strong. These factors should be positive for stocks, bonds and REITs. The diversified portfolio of high quality, large-cap stocks should perform well, as the diversification helps reduce the risk caused by any potential market rotations. U.S. bond yields remain attractive, as we believe bond yields are close to their high point for the year and offer tremendous value. REITs should continue their rebound from their lows early in the year. The potential for significant performance by the international asset class is strong. The Far East markets have had large rebounds, but in many cases are still more than 50% below past peaks, which suggests the potential for the international asset class.

FIRSTAR STELLAR RELATIVE VALUE FUND

Q    For the past two years, "value" investing has been out of favor.  Do you expect this trend to continue?

A    We believe the recent strength in cyclical stocks and the energy sector are indicators that "value" stocks may be returning to favor. A favorable interest rate environment would allow a continued emphasis on financial issues which normally are "value" stocks.

Q    What sectors and companies most contributed to the performance of the
Relative Value Fund in early 1999?

A    The energy and communication services sectors were the strongest performing sectors in the first half of 1999. Atlantic Richfield and Texaco led the energy stocks and Cincinnati Bell and Vodafone Group PLC led communication services. Other top performing stocks in 1999 have been Allied Signal, Citigroup, International Business Machines and Honeywell.
------------------
  *<F3> Foreign investing involves special risks such as currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

Q    How did the Relative Value Fund perform as the market rose and retreated in the first two quarters of 1999?

A    The Relative Value Fund lagged the market in the beginning of the year as the technology sector led the markets higher. However, in the last quarter the Fund has generated above average performance compared to its benchmark as "value" stocks returned to favor and fears of rising interest rates increased volatility in the financial markets. The Fund produced a 15.46% total rate of return (Class "Y" shares) for the twelve months ended May 31, 1999.*<F4> This exceeded the Lipper Growth and Income Fund average return of 11.48% for the same time period.**<F5>

FIRSTAR STELLAR GROWTH EQUITY FUND

Q    The equity market saw dramatic sector rotation and volatility throughout
1998.  Has this trend continued in 1999?

A    Absolutely this trend has continued.  The beginning of 1999 was still very much characterized by the strong performance of the very large-cap stocks in the market. This is the so called "Nifty Twenty." However, starting in March the market began to rotate away from these stocks and began to emphasize more value and cyclical oriented securities. This included energy, chemical, paper and metals stocks. This shift was very sudden and was caused by investor concern over valuations versus earning expectations and the sudden rise in interest rates which was occurring.

The Firstar Stellar Growth Equity Fund weathered this change very well. For the six months ended May 31, 1999, the Fund returned 11.98% to investors (Class "Y" shares).***<F6> This was a very solid number for the time period. This Fund is extremely well diversified and has representation in all of the broad based economic sectors. The number of positions in the portfolio has generally held steady at 90 - 100 securities. This diversification helped the Fund to withstand the change in market direction with no real ill effects. We believe strongly that the diversification strategy pursued by this Fund is very important to maintaining positive long-term performance results.

Our shift in equity strategy had also moved the Fund more into energy stocks and basics and reduced the technology overweight in March. This likewise helped performance. As investors continue to battle their own perception of value versus earnings growth, the market should continue to be volatile. Therefore, we believe a well diversified fund of strong, solid earnings growth companies is a great way for investors to deploy their funds.

Q    What companies/sectors contributed most and least to the performance of the
Growth Equity Fund in early 1999?

A    Clearly the best performing sectors in the Fund were the energy and the basic materials groups. We were overweighted in energy stocks throughout this period as our economic forecast was calling for a substantial increase in energy prices. This move was very beneficial. The Fund also saw strong performance from the basic materials group. This was again the group which benefited from the market rotation. Individual securities which were very strong were Cisco Systems, American International Group, Parker Hannafin and Mobil.

The area which had the largest negative impact was our position in health care stocks. This group was one of the best performers during 1998. However, early 1999 was a different story. Investors clearly became concerned with valuations and the possibility of negative legislation from Washington again reared its ugly head. This combination proved to be deadly to the group. Other negative performance came from Clorox, General Electric and Intel.

Again, however, we believe these types of companies will continue to produce strong earnings and will lead to good performance for the Fund.
------------------
  *<F4> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for A Shares based on net asset value and adjusted for the sales charge for the twelve month period ended May 31, 1999 was 15.18% and 9.99%. Total return for B Shares based on net asset value and adjusted for the maximum contingent deferred sales charge for the same period was 15.27% and 10.27%.
 **<F5> Lipper figure represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. This figure does not reflect sales charges.
***<F6> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for B Shares based on net asset value and adjusted for the maximum contingent deferred sales charge for the six month period ended May 31, 1999 was 11.89% and 6.89%.

Q    What is your outlook for the remainder of 1999 for the Fund?

A    We believe that this is still a very positive time for equity investments.
Earnings estimates are accelerating quickly, reflecting a better global economic environment. Interest rates have risen dramatically and we believe they have gone too far. Therefore, positive earnings in combination with declining rates should lead to a positive market. Our emphasis on a diversified portfolio of high quality, large-cap growth stocks should still perform well. This diversification again helps to reduce the risk caused by any potential market rotations. All in all this is an excellent Fund for investors seeking capital appreciation with an average level of risk.

FIRSTAR STELLAR CAPITAL APPRECIATION FUND

Q    For several years the market has been led by the performance of large-cap stocks. Do you expect the market to become more favorable for the medium sized companies which make up this Capital Appreciation Fund?

A    It does appear that the market is beginning to again focus on valuations and this is a positive for the more mid-cap oriented securities. The S&P MidCap 400 Index*<F7> is trading at about a 20% discount to the S&P 500**<F8> yet earnings expectations for those mid-cap stocks is significantly higher. As the market has rotated over the last few months, we have seen a shift away from the top tier companies, or the "Nifty Twenty", and a shift towards slightly lower cap stocks. This is clearly a movement in the right direction and gives some hope that the period of extreme underperformance is ending.

If the market moves towards more of a "value" mode, this would likewise give some hope to better performance from these smaller stocks. We have a very diversified portfolio with broad exposure to most economic sectors. A majority of the companies in the portfolio are in the S&P MidCap 400 Index and therefore should participate in any shift in market sentiment.

Q    Which sectors and companies contributed the most and the least to the performance of the Capital Appreciation Fund in early 1999?

A    Sector performance for the energy stocks in the portfolio was very strong on both an absolute and a relative basis. The quick and significant rise in the price of oil was very positive for the stocks in the group. We had overweighted this group based upon our forecast of rising prices and this proved very beneficial. Surprisingly, the next biggest contributor to performance was technology. Even though the market seemed to turn away from tech stocks in the larger cap market, they performed very well in the mid-cap area. This is still an area of great earnings growth expectations and so we will continue to invest here. Some very strong individual stocks were actually two of the largest holdings, Lexmark and Best Buy.

The worst performance came from health care stocks. The potential for negative legislation from Washington, combined with high valuations was a big negative for the group. This had a significant negative impact on the fund performance. We still believe that earnings growth is strong for the group and that the valuations are now more reasonable. This should lead to better long-term strength.
------------------
  *<F7> Standard & Poor's MidCap 400 Index is a capital-weighted index representing the aggregate market value of the common equity of 400 stocks with a median capitalization of approximately $700 million. These common stocks are chosen by S&P for their market size, liquidity and industry group representation. This index is unmanaged and investments cannot be made in an index.
 **<F8> Standard & Poor's 500 Stock Index, a composite index of 500 common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.

FIRSTAR STELLAR INTERNATIONAL EQUITY FUND

Q    For most of this last decade international investing has generated lower returns than investing in domestic markets. Why should I invest in an international fund?

A    Although international stocks as measured by the EAFE (European,
Australasia, Far East) Index*<F9> have been more volatile than the S&P 500,**<F10> long-term returns have generally been in line with the S&P 500. Generally, investor memories are short and markets tend to move in long patterns until they become either significantly under or overvalued. During the past decade, there has only been one short two year period of outperformance by international stocks. We believe that we are again approaching the point where the pendulum has swung too far and that international stocks may again begin to outperform. The recent underperformance has been warranted by the economic struggles which have plagued a large part of the globe, ex the United States. However, there are now signs developing that show the economy is again picking up strength in Asia and Latin America. This could be the impetus to again propel the international markets forward. This Fund will give investors an opportunity to participate in any resurgence and we believe those who have the risk tolerance should have some portion of their portfolio in international stocks.

Q    How has performance been so far in 1999?

A    International markets have improved early in 1999 and the Fund is up 7.70%
through the six month period ended May 31, 1999.***<F11> As mentioned above, we are beginning to see signs of economic recoveries taking place throughout the globe. While this is not robust growth, it clearly is a turn in the proper direction. Should this continue, the potential for significant performance by this asset class is very strong.

The major strength has come from the Far East markets which had clearly suffered the most over the past couple of years. While the rebounds to date have been large, the market levels are still in many cases more than 50% below past peaks. So you can see there is still a lot of potential for the International Equity Fund.
------------------
   *<9> The Europe, Australasia and Far East (EAFE) Index is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. This index is unmanaged and investments cannot be made in an index.
 **<10> Standard & Poor's 500 Stock Index, a composite index of 500 common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.
***<F11>Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return adjusted for the sales charge for the six month period ended May 31, 1999 was 6.06%.

PORTFOLIOS OF INVESTMENTS

                       ----------------------------------------------------
FIRSTAR STELLAR FUND   May 31, 1999 (unaudited)

SHARES OR PRINCIPAL AMOUNT                                          VALUE
---------------------------------------------------------------------------
U.S. EQUITIES - 23.5%
---------------------------------------------------------------------------
BASIC INDUSTRY - 0.7%
---------------------------------------------------------------------------
CHEMICALS - 0.1%
      1,000  Dow Chemical Co.                                   $   121,500
---------------------------------------------------------------------------
MANUFACTURING - 0.4%
      7,000  Caterpillar, Inc.                                      384,125
---------------------------------------------------------------------------
METALS & MINING - 0.2%
      2,600  Alcoa Inc.                                             143,000
---------------------------------------------------------------------------
TOTAL BASIC INDUSTRY                                                648,625
---------------------------------------------------------------------------
BUSINESS SERVICES - 0.0%
      2,880  Reckson Service Industries *<F12>                       40,320
---------------------------------------------------------------------------
CAPITAL GOODS - 4.2%
---------------------------------------------------------------------------
AUTOMOBILE - 0.3%
      6,000  Ford Motor Co.                                         342,375
---------------------------------------------------------------------------
COMPUTER PERIPHERAL - 0.3%
      2,000  Lexmark International
               Group, Inc., Class A *<F12>                          272,250
---------------------------------------------------------------------------
COMPUTERS & SOFTWARE - 2.1%
      4,000  BMC Software, Inc. *<F12>                              197,750
     14,800  Lucent Technologies Inc.                               841,750
     16,950  Oracle Corp. *<F12>                                    420,571
     10,800  Sun Microsystems, Inc. *<F12>                          645,300
---------------------------------------------------------------------------
             TOTAL                                                2,105,371
---------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.6%
      5,400  Emerson Electric Co.                                   344,925
      2,700  General Electric Co.                                   274,556
---------------------------------------------------------------------------
             TOTAL                                                  619,481
---------------------------------------------------------------------------
ELECTRONICS - 0.9%
     16,000  Intel Corp.                                            865,000
---------------------------------------------------------------------------
TOTAL CAPITAL GOODS                                               4,204,477
---------------------------------------------------------------------------
CONSUMER CYCLICAL - 3.3%
---------------------------------------------------------------------------
RETAILING & APPAREL - 3.1%
     10,000  Dayton Hudson Corp.                                    630,000
     12,000  Gap (The), Inc.                                        750,750
     10,000  Kroger Co. (The) *<F12>                                585,625
      9,000  Safeway, Inc. *<F12>                                   418,500
     16,800  Wal-Mart Stores, Inc.                                  716,100
---------------------------------------------------------------------------
             TOTAL                                                3,100,975
---------------------------------------------------------------------------
TRANSPORTATION - 0.2%
      9,000  Comair Holdings, Inc.                                  170,437
---------------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL                                           3,271,412
---------------------------------------------------------------------------
CONSUMER STAPLES - 1.6%
---------------------------------------------------------------------------
FOOD & BEVERAGE - 0.9%
      3,000  BestFoods                                              150,000
      7,000  Sara Lee Corp.                                         168,000
     18,000  Sysco Corp.                                            534,375
---------------------------------------------------------------------------
             TOTAL                                                  852,375
---------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.5%
      5,000  Procter & Gamble Co.                                   466,875
---------------------------------------------------------------------------
TOBACCO - 0.2%
      5,000  Philip Morris Cos., Inc.                               192,813
---------------------------------------------------------------------------
TOTAL CONSUMER STAPLES                                            1,512,063
---------------------------------------------------------------------------
DIVERSIFIED - 0.4%
      7,000  Allied-Signal, Inc.                                    406,438
---------------------------------------------------------------------------
ENERGY - 1.9%
---------------------------------------------------------------------------
ENERGY - 0.4%
      8,044  SBC Communications, Inc.                               411,250
---------------------------------------------------------------------------
ENERGY SERVICE & EQUIPMENT - 0.1%
      2,000  Schlumberger Ltd.                                      120,375
---------------------------------------------------------------------------
INTERNATIONAL OIL - 1.0%
      5,200  Chevron Corp.                                          481,975
      5,000  Mobil Corp.                                            506,250
---------------------------------------------------------------------------
             TOTAL                                                  988,225
---------------------------------------------------------------------------
NATURAL GAS - 0.4%
      8,500  Coastal Corp.                                          327,781
---------------------------------------------------------------------------
TOTAL ENERGY                                                      1,847,631
---------------------------------------------------------------------------
FINANCE - 2.8%
---------------------------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS - 0.6%
      5,800  Bank One Corp.                                         328,062
      5,100  First Union Corp.                                      234,918
---------------------------------------------------------------------------
             TOTAL                                                  562,980
---------------------------------------------------------------------------
INSURANCE - 0.7%
      6,000  American International Group, Inc.                     685,875
---------------------------------------------------------------------------
OTHER FINANCE - 1.5%
      6,645  Citigroup Inc.                                         440,231
      7,200  Fannie Mae                                             489,600
      6,000  Morgan Stanley, Dean Witter & Co.                      579,000
---------------------------------------------------------------------------
             TOTAL                                                1,508,831
---------------------------------------------------------------------------
TOTAL FINANCE                                                     2,757,686
---------------------------------------------------------------------------
HEALTH CARE - 2.7%
---------------------------------------------------------------------------
MEDICAL DEVICES - 0.9%
     13,000  Guidant Corp.                                          650,000
      3,881  Medtronic, Inc.                                        275,551
---------------------------------------------------------------------------
             TOTAL                                                  925,551
---------------------------------------------------------------------------
PHARMACEUTICALS - 1.8%
      8,500  American Home Products Corp.                           489,812
      8,000  Bristol-Myers Squibb Co.                               549,000
      3,500  Pfizer Inc.                                            374,500
     10,000  Watson Pharmaceuticals, Inc. *<F12>                    383,125
---------------------------------------------------------------------------
             TOTAL                                                1,796,437
---------------------------------------------------------------------------
TOTAL HEALTH CARE                                                 2,721,988
---------------------------------------------------------------------------
MUTUAL FUND - 1.6%
     77,865  Gateway Cincinnati Fund                              1,628,152
---------------------------------------------------------------------------
REAL ESTATE - 2.5%
     30,000  Cadillac Fairview Corp. *<F12>                         573,750
     40,000  Catellus Development Corp. *<F12>                      615,000
     12,500  Starwood Hotels & Resorts
               Worldwide, Inc.                                      409,375
     42,000  TrizecHahn Corp.                                       866,250
---------------------------------------------------------------------------
TOTAL REAL ESTATE                                                 2,464,375
---------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.8%
      9,000  Cincinnati Bell, Inc.                                  217,687
      5,600  GTE Corp.                                              353,150
      8,000  MCI Worldcom, Inc. *<F12>                              691,000
      9,000  U S West, Inc.                                         486,562
---------------------------------------------------------------------------
TOTAL TELECOMMUNICATIONS                                          1,748,399
---------------------------------------------------------------------------
TOTAL U.S. EQUITIES (IDENTIFIED COST $13,764,459)                23,251,566
---------------------------------------------------------------------------
INTERNATIONAL SECURITIES - 20.7%
---------------------------------------------------------------------------
INTERNATIONAL EQUITIES - 18.6%
---------------------------------------------------------------------------
ARGENTINA - 0.2%
      4,200  YPF Sociedad Anonima, ADR                              176,925
---------------------------------------------------------------------------
AUSTRALIA - 0.9%
      2,900  National Australia Bank, Ltd.,
               Melbourne, ADR                                       234,175
     11,900  News Corp., Ltd., ADR                                  394,931
      6,700  News Corp., Ltd., ADR, Preferred                       203,931
---------------------------------------------------------------------------
             TOTAL                                                  833,037
---------------------------------------------------------------------------
BRAZIL - 0.1%
      1,300  Telecomunicacoes Brasileiras SA,
               ADR, Preferred                                       108,631
---------------------------------------------------------------------------
CANADA - 1.0%
      4,000  Alcan Aluminum, Ltd.                                   112,000
      5,000  Bank of Montreal Que                                   191,875
      5,200  Nortel Networks Corp.                                  390,000
      5,000  Seagram Co. Ltd.                                       259,688
---------------------------------------------------------------------------
             TOTAL                                                  953,563
---------------------------------------------------------------------------
DENMARK - 0.2%
      4,500  Novo-Nordisk, ADR                                      234,000
---------------------------------------------------------------------------
FINLAND - 0.6%
      8,000  OY Nokia AB, Class A, ADR                              568,000
---------------------------------------------------------------------------
FRANCE - 1.3%
     10,000  Alcatel Alsthom, ADR                                   236,875
      8,000  AXA-UAP, ADR                                           468,000
      3,000  Danone, ADR                                            164,813
      1,900  Elf Aquitaine SA, ADR                                  134,900
      6,000  Rhone-Poulenc, ADR                                     281,250
---------------------------------------------------------------------------
             TOTAL                                                1,285,838
---------------------------------------------------------------------------
GERMANY, FEDERAL REPUBLIC OF - 2.2%
      4,000  BASF AG, ADR                                           156,005
      3,000  Commerzbank AG, Frankfurt, ADR                          84,381
      5,500  Daimlerchrysler AG                                     480,906
      1,800  Deutsche Bank AG, ADR                                   92,098
      4,700  Hoechst AG,ADR                                         211,500
      2,000  Mannesmann AG, ADR                                     273,950
      2,500  RWE AG, ADR                                            112,011
      8,000  SAP AG, ADR                                            269,000
      3,500  Siemens AG, ADR                                        236,046
      3,500  Veba AG, ADR                                           200,375
      9,000  Volkswagen AG, ADR                                     111,796
---------------------------------------------------------------------------
             TOTAL                                                2,228,068
---------------------------------------------------------------------------
HONG KONG - 0.2%
     25,000  Sun Hung Kai Properties Ltd., ADR                      199,885
---------------------------------------------------------------------------
IRELAND - 0.3%
      6,000  Elan Corp. Plc, ADR *<F12>                             324,000
---------------------------------------------------------------------------
ITALY - 0.6%
     20,000  Luxottica Group S.p.A., ADR                            315,000
      3,100  Telecom Italia S.p.A., ADR                             319,106
---------------------------------------------------------------------------
             TOTAL                                                  634,106
---------------------------------------------------------------------------
JAPAN - 0.9%
        500  Bridgestone Corp., Inc., ADR                           131,187
      7,300  Canon, Inc.,ADR                                        183,413
      4,500  Fuji Photo Film Co., ADR                               162,000
      6,600  Pioneer Electronic Corp., ADR                          110,550
      2,800  Sony Corp., ADR                                        261,625
---------------------------------------------------------------------------
             TOTAL                                                  848,775
---------------------------------------------------------------------------
LUXEMBOURG - 0.1%
      8,000  Espirito Santo Financial Group SA, ADR                 123,000
---------------------------------------------------------------------------
MEXICO - 0.2%
      2,300  Telefonos de Mexico, Class L, ADR                      183,856
---------------------------------------------------------------------------
NETHERLANDS - 2.9%
     24,100  ABN-AMRO Holdings NV, ADR                              533,213
      2,800  Equant NV, ADR *<F12>                                  232,225
      9,400  Fortis Amev NV, ADR                                    306,165
      4,000  Heineken NV, ADR                                       222,924
      8,500  ING Groep NV, ADR                                      455,813
      8,000  Koninklijke Ahold NV, ADR                              281,000
      3,500  Koninklijke Philips Electronics NV, ADR                301,000
      2,500  Royal Dutch Petroleum Co., ADR                         141,406
      5,714  Unilever NV, ADR                                       373,214
---------------------------------------------------------------------------
             TOTAL                                                2,846,960
---------------------------------------------------------------------------
SPAIN - 0.6%
      5,500  Banco Santander SA, ADR                                113,094
      4,400  Endesa SA, ADR                                          94,875
      6,600  Repsol SA, ADR                                         118,800
      1,860  Telefonica SA, ADR                                     268,374
---------------------------------------------------------------------------
             TOTAL                                                  595,143
---------------------------------------------------------------------------
SWEDEN - 0.5%
     12,500  Telefonaktiebolaget LM Ericsson,
               Class B, ADR                                         336,719
      8,000  Volvo AB, ADR                                          204,000
---------------------------------------------------------------------------
             TOTAL                                                  540,719
---------------------------------------------------------------------------
SWITZERLAND - 1.5%
      6,000  Holderbank Financiere Glaris AG, ADR                   143,036
      1,500  Nestle SA, ADR                                         135,130
      3,500  Novartis AG, ADR                                       254,540
      2,000  Roche Holding AG, ADR                                  212,139
     16,500  UBS AG, ADR                                            239,346
        800  Zurich Allied AG                                       471,546
---------------------------------------------------------------------------
             TOTAL                                                1,455,737
---------------------------------------------------------------------------
UNITED KINGDOM - 4.3%
      4,036  Astrazeneca Group plc, ADR                             158,918
      4,500  BP Amoco PLC, ADR                                      482,063
      5,000  Barclays Bank PLC, London, ADR                         610,000
      4,000  British Sky Broadcasting Group plc, ADR                226,000
     13,800  Cable & Wireless
               Communications PLC, ADR                              527,850
      2,500  COLT Telecom Group PLC, ADR *<F12>                     215,000
      2,700  Diageo plc, ADR                                        116,100
      4,500  Glaxo Wellcome PLC, ADR                                253,125
      5,000  Reuters Holdings PLC, ADR                              415,625
      4,000  Smithkline Beecham Corp., ADR                          262,500
      6,000  Telewest Communications plc, ADR *<F12>                259,500
      3,000  Vodafone Group PLC, ADR                                574,125
      2,000  WPP Group plc, ADR                                     163,250
---------------------------------------------------------------------------
             TOTAL                                                4,264,056
---------------------------------------------------------------------------
TOTAL INTERNATIONAL EQUITIES                                     18,404,299
---------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES - 2.1%
     12,400  Irish Investment Fund, Inc. (The)                      203,050
      8,000  Italy Fund, Inc. (The)                                 115,000
     62,500  Kleinwort Benson Australian Income Fund                421,875
     13,500  Mexico Fund (The)                                      217,688
     53,300  Morgan Stanley Asia-Pacific Fund                       446,388
      8,600  Spain Fund, Inc.                                       128,463
     45,100  Templeton Dragon Fund, Inc.                            411,538
      6,500  WEBS Italy Index Fund, Inc.                            158,438
---------------------------------------------------------------------------
TOTAL CLOSED-END INVESTMENT COMPANIES                             2,102,440
---------------------------------------------------------------------------
TOTAL INTERNATIONAL SECURITIES
  (IDENTIFIED COST $16,203,470)                                  20,506,739
---------------------------------------------------------------------------
REAL ESTATE Investment Trusts - 15.2%
     10,000  Apartment Investment and
               Management Co.                                       420,000
     42,071  Archstone Communities Trust                            946,598
     23,756  Avalonbay Communities, Inc.                            840,369
      8,000  Bedford Property Investors, Inc.                       138,500
     30,000  BRE Properties, Inc., Class A                          774,375
     15,000  CBL & Associates Properties, Inc.                      387,188
      3,400  Camden Property Trust                                   93,290
     25,000  Chelsea GCA Realty, Inc.                               948,438
     25,000  Developers Diversified Realty                          412,500
     25,000  Eastgroup Properties, Inc.                             507,813
     18,875  Equity Office Properties Trust                         533,219
     16,000  FelCor Lodging Trust Inc.                              364,350
     11,000  Hospitality Properties Trust                           298,375
     14,000  Irvine Apartment Communities, Inc.                     472,500
     36,000  JDN Realty Corp.                                       787,500
     11,000  Kilroy Realty Corp.                                    272,250
     22,250  Kimco Realty Corp.                                     888,609
     27,000  LaSalle Hotel Properties                               379,777
      5,000  Lexington Corporate Properties Trust                    58,438
     13,000  Liberty Property Trust                                 313,625
     12,500  MGI Properties, Inc.                                   348,438
     25,000  Mack-Cali Realty Corp.                                 809,375
     20,000  New Plan Excel Realty Trust, Inc.                      400,000
     32,000  Pacific Gulf Properties, Inc.                          712,000
     12,000  Prentiss Properties Trust                              283,500
     30,000  RFS Hotel Investors, Inc.                              410,625
     18,000  Reckson Associates Realty Corp.                        465,750
     18,080  Simon DeBartolo Group, Inc.                            528,840
     16,800  Summit Properties, Inc.                                326,550
     24,000  Vornado Realty Trust                                   931,500
---------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (IDENTIFIED COST $13,598,368)                                  15,054,292
---------------------------------------------------------------------------
FIXED-INCOME OBLIGATIONS - 26.8%
---------------------------------------------------------------------------
AUTOMOTIVE & RELATED - 0.2%
   $200,000  Ford Motor Credit Corp.,
               Unsecd. Note, 6.11%, 12/28/2001                      199,577
---------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANY - 0.5%
     50,000  First Commonwealth Fund Inc.                           528,125
---------------------------------------------------------------------------
ENERGY - 0.3%
   $250,000  Ashland Inc., Unsecd. Note, Series F,
               7.90%, 8/5/2006                                      259,786
---------------------------------------------------------------------------
FINANCE - 5.1%
    500,000  Citicorp, Sub. Note, 8.625%, 12/1/2002                 534,840
  1,000,000  Citigroup Inc., Note, 9.50%, 3/1/2002                1,079,085
    250,000  International Lease Finance Corp.,
               Unsecd. Note, 6.25%, 10/15/2000                      251,699
    250,000  International Lease Finance Corp.,
               Unsecd. Note, 8.375%, 12/15/2004                     271,041
  1,000,000  Lehman Brothers Holdings Inc.,
               Note, 6.50%, 10/1/2002                               993,313
    400,000  Meditrust Corp., Note, 7.82%, 9/10/2026                355,516
    200,000  Merrill Lynch & Co., Inc.,
               6.25%, 10/15/2008                                    192,320
    500,000  Morgan Stanley, Dean Witter & Co.,
               5.625%, 1/20/2004                                    483,601
    500,000  United Dominion Realty Trust, Inc.,
               Note, 7.95%, 7/12/2006                               481,426
    365,000  Zurich Capital Trust, Company Guarantee,
               Series 144A, 8.376%, 6/1/2037                        381,551
---------------------------------------------------------------------------
             TOTAL                                                5,024,392
---------------------------------------------------------------------------
FOREIGN - 1.3%
    200,000  TransCanada PipeLines Ltd., Deb.,
               9.875%, 1/1/2021                                     249,848
  1,000,000  TransCanada PipeLines Ltd., Sub. Deb.,
               9.125%, 4/20/2006                                  1,087,850
---------------------------------------------------------------------------
             TOTAL                                                1,337,698
---------------------------------------------------------------------------
INDUSTRIAL - 0.4%
    250,000  Chevron Capital USA, Inc.,
               7.45%, 8/15/2004                                     255,626
    149,854  Dow Chemical Co., Series 1992-A1,
               7.60%, 1/2/2002                                      152,997
---------------------------------------------------------------------------
             TOTAL                                                  408,623
---------------------------------------------------------------------------
OIL & GAS - 0.1%
     50,000  Enron Corp., 7.625%, 9/10/2004                          52,024
---------------------------------------------------------------------------
RETAILING & APPAREL - 0.5%
    500,000  Sears Roebuck Acceptance Corp.,
               Unsecd. Note, 7.00%, 6/15/2007                       506,357
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 10.5%
  1,000,000  Fannie Mae, 5.42%, 1/23/2001                           997,351
  1,275,000  Fannie Mae, 5.36%, 2/16/2001                         1,269,822
  1,000,000  Fannie Mae, 5.125%, 2/13/2004                          966,501
    500,000  Fannie Mae, 5.25%, 1/15/2009                           467,204
    332,600  Fannie Mae, 6.00%, 2/25/2011                           323,844
    250,000  Fannie Mae, 6.93%, 9/17/2012                           253,754
    362,764  Fannie Mae, 9.50%, 6/25/2020                           380,879
    750,000  Fannie Mae, 6.50%, 4/25/2023                           740,145
  1,000,000  Federal Home Loan Bank,
               5.60%, 7/30/1999                                   1,000,055
    487,740  Freddie Mac, 6.25%, 7/15/2005                          488,420
    250,000  Freddie Mac, 5.125%, 10/15/2008                        233,699
    330,783  Ginnie Mae, 7.50%, 6/15/2027                           338,878
  1,000,000  Sallie Mae, 4.841%, 8/2/1999                           999,755
  1,000,000  Sallie Mae, 5.5825%, 8/11/1999                       1,001,243
  1,000,000  Sallie Mae, 4.881%, 3/7/2001                           994,870
---------------------------------------------------------------------------
             TOTAL                                               10,456,420
---------------------------------------------------------------------------
U.S. TREASURY SECURITIES - 7.4%
  1,325,000  United States Treasury Bond,
               7.50%, 11/15/2016                                  1,515,883
    250,000  United States Treasury Bond,
               9.00%, 11/15/2018                                    330,156
    250,000  United States Treasury Bond,
               8.125%, 8/15/2019                                    306,641
  1,850,000  United States Treasury Bond,
               6.75%, 8/15/2026                                   2,013,031
    975,000  United States Treasury Bond,
               6.125%, 11/15/2027                                   985,359
    250,000  United States Treasury Bond,
               5.50%, 8/15/2028                                     233,047
    500,000  United States Treasury Bond,
               5.25%,2/15/2029                                      458,438
  1,500,000  United States Treasury Bond
               4.875%, 3/31/2001                                  1,485,470
---------------------------------------------------------------------------
             TOTAL                                                7,328,025
---------------------------------------------------------------------------
UTILITIES - 0.5%
    500,000  Georgia Power Co., 1st Mtg. Bond,
               6.625%, 4/1/2003                                     497,649
---------------------------------------------------------------------------
TOTAL FIXED-INCOME OBLIGATIONS
  (IDENTIFIED COST $26,935,683)                                  26,598,676
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 13.9%
---------------------------------------------------------------------------
MUTUAL FUNDS - 4.0%
  2,957,691  Flex Funds                                           2,957,691
  1,000,000  Government Money Market Fund                         1,000,000
---------------------------------------------------------------------------
             TOTAL                                                3,957,691
---------------------------------------------------------------------------
REPURCHASE AGREEMENT - 9.9%
  9,805,000  Donaldson, Lufkin and Jenrette
               Securities Corp., 4.82%, dated
               5/28/1999, due 6/1/1999,
               repurchase price $9,810,251
               (Collateralized by U.S.
               Government Securities)                             9,805,000
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (IDENTIFIED COST $13,762,691)                                  13,762,691
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%
  (IDENTIFIED COST $84,264,671)                                  99,173,964
---------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS - (0.1%)                            (147,884)
---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                       $99,026,080
---------------------------------------------------------------------------

*<F12> Non-income producing

ADR -- American Depository Receipt
PLC -- Public Limited Company

                      (See Notes to Financial Statements.)

                                      -------------------------------------
FIRSTAR STELLAR RELATIVE VALUE FUND   MAY 31, 1999 (UNAUDITED)
---------------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                                          VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 99.5%
---------------------------------------------------------------------------
AEROSPACE - 3.5%
     75,000  Honeywell, Inc.                                     $7,096,875
    194,000  Lockheed Martin Corp.                                7,844,875
     50,000  Raytheon Co. - Class B                               3,403,125
---------------------------------------------------------------------------
             TOTAL                                               18,344,875
---------------------------------------------------------------------------
APPLIANCES - 1.2%
    100,000  Whirlpool Corp.                                      6,450,000
---------------------------------------------------------------------------
AUTOMOBILE - 2.3%
    130,000  Ford Motor CO.                                       7,418,125
     65,000  General Motors Corp.                                 4,485,000
---------------------------------------------------------------------------
             TOTAL                                               11,903,125
---------------------------------------------------------------------------
AUTOMOTIVE & RELATED - 2.3%
     45,430  Delphi Automotive Systems Corp.                        891,573
    130,000  Goodyear Tire & Rubber Co.                           7,759,375
     50,000  Johnson Controls, Inc.                               3,153,125
---------------------------------------------------------------------------
             TOTAL                                               11,804,073
---------------------------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS - 15.3%
    200,000  Bank One Corp.                                      11,312,500
    100,000  Bank of America Corp.                                6,468,750
    300,000  Bank of New York Co., Inc.                          10,725,000
    215,000  Citigroup Inc.                                      14,243,750
    130,000  First American Corp.                                 5,305,625
    160,000  First Financial Bancorp                              3,795,215
     83,082  First Tennessee National Corp.                       3,417,664
    200,000  Mellon Bank Corp.                                    7,137,500
      7,900  National Australia Bank, Ltd.,
               Melbourne, ADR                                       637,925
    100,000  PNC Bank Corp.                                       5,725,000
    100,000  TCF Financial Corp.                                  2,775,000
    200,000  Union Planters Corp.                                 8,262,500
---------------------------------------------------------------------------
             TOTAL                                               79,806,429
---------------------------------------------------------------------------
CHEMICALS - 1.6%
    200,000  Monsanto Co.                                         8,300,000
---------------------------------------------------------------------------
DIVERSIFIED - 1.1%
    100,000  Allied-Signal, Inc.                                  5,806,250
---------------------------------------------------------------------------
DRUGS - 11.3%
    200,000  American Home Products Corp.                        11,525,000
    260,000  Bristol-Myers Squibb Co.                            17,842,500
    207,000  Merck & Co., Inc.                                   13,972,500
    240,000  Smithkline Beecham Corp., ADR                       15,750,000
---------------------------------------------------------------------------
             TOTAL                                               59,090,000
---------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.9%
    150,000  General Electric Co.                                15,253,125
---------------------------------------------------------------------------
ELECTRONICS - 5.6%
    540,000  Intel Corp.                                         29,193,750
---------------------------------------------------------------------------
ENERGY - 1.0%
    115,000  Texas Utilities Co.                                  5,175,000
---------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 6.6%
    194,000  Gillette Co.                                         9,894,000
    260,000  Procter & Gamble Co.                                24,277,500
---------------------------------------------------------------------------
             TOTAL                                               34,171,500
---------------------------------------------------------------------------
INSURANCE - 3.5%
    170,000  Cincinnati Financial Corp.                           7,001,875
    300,000  Ohio Casualty Corp.                                 11,418,750
---------------------------------------------------------------------------
             TOTAL                                               18,420,625
---------------------------------------------------------------------------
MANUFACTURING - 1.7%
    160,000  Lucent Technologies Inc.                             9,100,000
---------------------------------------------------------------------------
MISC. FINANCIAL SERVICES - 1.7%
     75,000  American Express Co.                                 9,089,063
---------------------------------------------------------------------------
OFFICE EQUIPMENT - 8.5%
    380,000  International Business Machines Corp.               44,198,750
---------------------------------------------------------------------------
OIL - 9.5%
     70,000  Atlantic Richfield Co.                               5,858,125
    148,000  Mobil Corp.                                         14,985,000
    156,000  Royal Dutch Petroleum Co., ADR                       8,823,750
    300,000  Texaco, Inc.                                        19,650,000
---------------------------------------------------------------------------
             TOTAL                                               49,316,875
---------------------------------------------------------------------------
PHOTO EQUIPMENT & SUPPLIES - 0.5%
     35,000  Eastman Kodak Co.                                    2,366,875
---------------------------------------------------------------------------
RETAILING & APPAREL - 4.5%
    200,000  Federated Department Stores, Inc. *<F13>            10,900,000
    260,000  Sears, Roebuck & Co.                                12,431,250
---------------------------------------------------------------------------
             TOTAL                                               23,331,250
---------------------------------------------------------------------------
TELECOMMUNICATIONS - 9.7%
    253,500  AT&T Corp.                                          14,069,250
     67,000  Cable & Wireless
               Communications PLC, ADR                            2,562,750
    700,000  Cincinnati Bell, Inc.                               16,931,250
    152,000  GTE Corp.                                            9,585,500
     39,000  Vodafone Group PLC, ADR                              7,463,625
---------------------------------------------------------------------------
             TOTAL                                               50,612,375
---------------------------------------------------------------------------
TOBACCO - 2.6%
    350,000  Philip Morris Cos., Inc.                            13,496,875
---------------------------------------------------------------------------
UTILITIES - ELECTRIC - 2.6%
    150,000  Cinergy Corp.                                        5,118,750
    190,000  GPU, Inc.                                            8,276,875
---------------------------------------------------------------------------
             TOTAL                                               13,395,625
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $273,747,628)                                518,626,440
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 7.0%
---------------------------------------------------------------------------
REPURCHASE AGREEMENT - 7.0%
$36,700,000  Donaldson, Lufkin and Jenrette
               Securities Corp., 4.82%, dated
               5/28/1999, due 6/1/1999, repurchase
               price $36,719,655 (Collateralized by
               U.S. Government Securities)                       36,700,000
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $36,700,000)                                  36,700,000
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 106.5%
  (IDENTIFIED COST $310,447,628)                                555,326,440
---------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS - (6.5%)                         (33,842,296)
---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                      $521,484,144
---------------------------------------------------------------------------

*<F13> Non-income producing

ADR -- American Depository Receipt
PLC -- Public Limited Company

                      (See Notes to Financial Statements.)

                                    --------------------------------------
FIRSTAR STELLAR GROWTH EQUITY FUND  May 31, 1999 (unaudited)
---------------------------------------------------------------------------
CONTRACTS, SHARES OR PRINCIPAL AMOUNT                              VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 96.3%
---------------------------------------------------------------------------
AEROSPACE - 0.7%
     43,000  Lockheed Martin Corp.                               $1,738,812
---------------------------------------------------------------------------
AUTOMOBILE - 1.3%
     55,000  Ford Motor Co.                                       3,138,438
---------------------------------------------------------------------------
BANKING - 5.4%
     36,812  Bank of America Corp.                                2,381,276
     76,000  Bank One Corp.                                       4,298,750
     35,000  Citigroup Inc.                                       2,318,750
     21,296  First Financial Bancorp                                505,780
     50,000  First Union Corp.                                    2,303,125
     10,100  J.P. Morgan & Co., Inc.                              1,407,056
---------------------------------------------------------------------------
             TOTAL                                               13,214,737
---------------------------------------------------------------------------
BEVERAGE & TOBACCO - 0.3%
     20,000  Fortune Brands, Inc.                                   817,500
---------------------------------------------------------------------------
BROADCASTING - 1.4%
     52,000  Clear Channel Communications, Inc. *<F14>            3,435,250
---------------------------------------------------------------------------
BROKERAGE SERVICES - 1.9%
     22,000  Merrill Lynch & Co., Inc.                            1,848,000
     30,000  Morgan Stanley, Dean Witter & Co.                    2,895,000
---------------------------------------------------------------------------
             TOTAL                                                4,743,000
---------------------------------------------------------------------------
CHEMICALS - 2.4%
     28,000  Dow Chemical Co.                                     3,402,000
     60,000  Rohm and Haas Co.                                    2,407,500
---------------------------------------------------------------------------
             TOTAL                                                5,809,500
---------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.7%
     45,000  Quintiles Transnational Corp. *<F14>                 1,828,125
---------------------------------------------------------------------------
COMPUTERS - 0.4%
     25,000  Dell Computer Corp. *<F14>                             860,938
---------------------------------------------------------------------------
COMPUTER PERIPHERAL - 1.4%
     25,000  Lexmark International Group, Inc.,
               Class A*<F14>                                      3,403,125
---------------------------------------------------------------------------
COMPUTER PRODUCTS & SERVICES - 12.1%
     13,750  America Online, Inc. *<F14>                          1,641,406
     99,350  Cisco Systems, Inc. *<F14>                          10,816,731
     32,000  Computer Sciences Corp. *<F14>                       2,070,000
     36,000  EMC Corp. *<F14>                                     3,586,500
     20,000  Hewlett-Packard Co.                                  1,886,250
     86,000  Microsoft Corp. *<F14>                               6,939,125
     90,000  Oracle Corp. *<F14>                                  2,233,125
---------------------------------------------------------------------------
             TOTAL                                               29,173,137
---------------------------------------------------------------------------
DATA PROCESSING - 0.2%
     15,000  Fiserv, Inc. *<F14>                                    562,500
---------------------------------------------------------------------------
DRUGS - 5.8%
     40,000  American Home Products Corp.                         2,305,000
     52,000  Bristol-Myers Squibb Co.                             3,568,500
     42,000  Merck & Co., Inc.                                    2,835,000
     21,000  Pfizer Inc.                                          2,247,000
     80,000  Watson Pharmaceuticals, Inc. *<F14>                  3,065,000
---------------------------------------------------------------------------
             TOTAL                                               14,020,500
---------------------------------------------------------------------------
DRUG STORES - 0.5%
     26,000  CVS Corp.                                            1,196,000
---------------------------------------------------------------------------
ELECTRIC - 1.2%
     65,000  GPU, Inc.                                            2,831,563
---------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.8%
     42,000  General Electric Co.                                 4,270,875
---------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 7.0%
     82,680  Intel Corp.                                          4,469,887
     75,092  Lucent Technologies, Inc.                            4,270,858
     60,000  Sun Microsystems, Inc. *<F14>                        3,585,000
     73,000  Telefonaktiebolaget LM Ericsson,
               Class B, ADR                                       1,966,437
     25,000  Texas Instruments Inc.                               2,734,375
---------------------------------------------------------------------------
             TOTAL                                               17,026,557
---------------------------------------------------------------------------
ENERGY SERVICES - 1.6%
     25,000  BJ Services Co. *<F14>                                 689,063
     30,000  Duke Energy Corp.                                    1,809,375
     35,000  Halliburton Co.                                      1,448,125
---------------------------------------------------------------------------
             TOTAL                                                3,946,563
---------------------------------------------------------------------------
ENTERTAINMENT - 0.5%
     43,441  Disney (Walt) Co.                                    1,265,219
---------------------------------------------------------------------------
FOOD & BEVERAGE - 2.3%
     50,000  Campbell Soup Co.                                    2,206,250
     48,000  PepsiCo, Inc.                                        1,719,000
     40,000  U.S. Foodservice, Inc. *<F14>                        1,780,000
---------------------------------------------------------------------------
             TOTAL                                                5,705,250
---------------------------------------------------------------------------
GOVERNMENT AGENCY - 2.4%
     50,000  Fannie Mae                                           3,400,000
     59,500  SLM Holding Corp.                                    2,469,250
---------------------------------------------------------------------------
             TOTAL                                                5,869,250
---------------------------------------------------------------------------
HEALTH TECHNOLOGY - 1.0%
     50,000  Guidant Corp.                                        2,500,000
---------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 5.1%
     45,000  Clorox Co.                                           4,542,188
     20,000  Gillette Co.                                         1,020,000
     73,658  Procter & Gamble Co.                                 6,877,816
---------------------------------------------------------------------------
             TOTAL                                               12,440,004
---------------------------------------------------------------------------
INSURANCE - 5.6%
     85,000  Allstate Corp.                                       3,097,187
     68,811  American International Group, Inc.                   7,865,957
     40,000  Conseco, Inc.                                        1,222,500
     40,000  Ohio Casualty Corp.                                  1,522,500
---------------------------------------------------------------------------
             TOTAL                                               13,708,144
---------------------------------------------------------------------------
MANUFACTURING - 0.5%
     15,000  Illinois Tool Works Inc.                             1,151,250
---------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 2.8%
     40,000  Becton, Dickinson and Co.                            1,550,000
     62,250  Cardinal Health, Inc.                                3,758,343
     21,515  Medtronic, Inc.                                      1,527,565
---------------------------------------------------------------------------
             TOTAL                                                6,835,908
---------------------------------------------------------------------------
METALS & MINING - 1.4%
     60,000  Alcoa Inc.                                           3,300,000
---------------------------------------------------------------------------
MULTI-INDUSTRY - 1.0%
     41,058  Allied-Signal, Inc.                                  2,383,930
---------------------------------------------------------------------------
NATURAL GAS - 1.1%
     72,300  Coastal Corp.                                        2,788,069
---------------------------------------------------------------------------
OFFICE EQUIPMENT - 1.1%
     24,000  International Business Machines Corp.               2,791,500
---------------------------------------------------------------------------
OIL - 5.8%
     17,500  Ashland Inc.                                           713,125
     22,000  Atlantic Richfield Co.                               1,841,125
     23,233  BP Amoco PLC, ADR                                    2,488,835
     35,000  Chevron Corp.                                        3,244,063
     42,600  Mobil Corp.                                          4,313,250
     25,000  Texaco Inc.                                          1,637,500
---------------------------------------------------------------------------
             TOTAL                                               14,237,898
---------------------------------------------------------------------------
PRODUCER MANUFACTURING - 4.9%
     90,000  Masco Corp.                                          2,570,625
     40,000  PACCAR, Inc.                                         2,252,500
    102,500  Parker-Hannifin Corp.                                4,477,969
     30,000  Textron, Inc.                                        2,671,875
---------------------------------------------------------------------------
             TOTAL                                               11,972,969
---------------------------------------------------------------------------
RETAIL TRADE - 7.6%
     95,000  Federated Department Stores, Inc. *<F14>             5,177,500
      5,000  Federated Department Stores, Inc.,
               Warrants, 12/19/2001*<F14>                           137,500
     61,600  Kohl's Corp. *<F14>                                  4,200,350
    116,526  Premark International, Inc.                          4,173,087
     66,244  Safeway, Inc. *<F14>                                 3,080,346
     40,000  Wal-Mart Stores, Inc.                                1,705,000
---------------------------------------------------------------------------
             TOTAL                                               18,473,783
---------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.2%
    100,000  Alcatel SA ADR                                       2,368,750
     37,500  AT&T Corp.                                           2,081,250
     23,040  Bell Atlantic Corp.                                  1,261,440
     56,000  Bellsouth Corp.                                      2,642,500
     17,300  GTE Corp.                                            1,090,981
     45,000  MCI Worldcom, Inc. *<F14>                            3,886,875
      9,200  Vodafone Group PLC, ADR                              1,760,650
---------------------------------------------------------------------------
             TOTAL                                               15,092,446
---------------------------------------------------------------------------
UTILITIES - ELECTRIC - 0.9%
     50,000  DTE Energy Co.                                       2,178,125
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $147,749,508)                                234,710,865
---------------------------------------------------------------------------
MUTUAL FUND - 0.1%
     19,063  Dean Large Cap Value Fund, Class A                     217,125
---------------------------------------------------------------------------
TOTAL MUTUAL FUND
  (IDENTIFIED COST $202,868)                                        217,125
---------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 0.3%
     60,000  RFS Hotel Investors, Inc.                              821,250
---------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUST
  (IDENTIFIED COST $734,295)                                        821,250
---------------------------------------------------------------------------
OPTIONS PURCHASED - 0.0%
         50  Put Option on Dell Computer Corp.,
               Expires 6/19/1999, Strike @ $30                        2,188
---------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
  (IDENTIFIED COST $3,950)                                            2,188
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.2%
---------------------------------------------------------------------------
MUTUAL FUND - 0.7%
  1,751,986  Government Money Market Fund                         1,751,986
---------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.5%
 $6,045,000  Donaldson, Lufkin and Jenrette
               Securities Corp., 4.82%, dated
               5/28/1999, due 6/1/1999,
               repurchase price $6,048,237
               (Collateralized by U.S.
               Government Securities)                             6,045,000
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (IDENTIFIED COST $7,796,986)                                    7,796,986
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
  (IDENTIFIED COST $156,487,607)                                243,548,414
---------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES - 0.1%                               245,599
---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                      $243,794,013
---------------------------------------------------------------------------
SCHEDULE OF CALL OPTIONS WRITTEN
         50  Computer Science Corp.,
               Expires 6/19/1999,
               Exercise Price $75.00                                 $3,125
         50  GTE Corp., Expires 9/18/1999,
               Exercise Price $65.00                                 18,125
---------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN
  (Premiums Received $22,724)                                       $21,250
---------------------------------------------------------------------------

*<F14> Non-income producing

ADR -- American Depository Receipt
PLC -- Public Limited Company

                      (See Notes to Financial Statements.)

                                           -------------------------------
FIRSTAR STELLAR CAPITAL APPRECIATION FUND  May 31, 1999 (unaudited)
---------------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                                          VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 96.0%
---------------------------------------------------------------------------
AIRLINES - 1.0%
     12,000  Alaska Air Group, Inc. *<F15>                         $498,000
     18,000  Comair Holdings, Inc.                                  340,875
---------------------------------------------------------------------------
             TOTAL                                                  838,875
---------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.7%
     17,300  Gulfstream Aerospace Corp. *<F15>                    1,068,275
     30,000  Kaman Corp.                                            397,500
---------------------------------------------------------------------------
             TOTAL                                                1,465,775
---------------------------------------------------------------------------
AGRICULTURAL - 0.5%
     10,000  IMC Global Inc.                                        209,375
      4,000  Potash Corp. of Saskatchewan Inc.                      217,500
---------------------------------------------------------------------------
             TOTAL                                                  426,875
---------------------------------------------------------------------------
APPLIANCES - 1.3%
     16,000  Maytag Corp.                                         1,129,000
---------------------------------------------------------------------------
AUTOMOTIVE & RELATED - 1.1%
      2,000  Arvin Industries, Inc.                                  78,500
     13,000  Federal-Mogul Corp.                                    599,625
      5,000  Lear Corp. *<F15>                                      245,937
---------------------------------------------------------------------------
             TOTAL                                                  924,062
---------------------------------------------------------------------------
BANKING - 3.7%
     25,000  City National Corp.                                    984,375
     26,000  First Tennessee National Corp.                       1,070,875
     35,000  Hibernia Corp.                                         498,750
      8,000  Marshall & Ilsley Corp.                                560,000
---------------------------------------------------------------------------
             TOTAL                                                3,114,000
---------------------------------------------------------------------------
BUILDING & CONSTRUCTION - 5.7%
     34,400  Astec Industries, Inc. *<F15>                        1,285,700
     16,000  Granite Construction Inc.                              449,000
     24,000  Jacobs Engineering Group Inc. *<F15>                   892,500
     18,000  Martin Marietta Materials, Inc.                      1,091,250
      2,000  Rayonier Inc.                                           93,250
      6,000  Southdown, Inc.                                        380,250
      3,000  U.S.G. Corp. *<F15>                                    169,875
     10,000  Vulcan Materials Co.                                   451,875
---------------------------------------------------------------------------
             TOTAL                                                4,813,700
---------------------------------------------------------------------------
CHEMICALS - 0.4%
     10,000  Albemarle Corp.                                        224,375
      3,000  Lubrizol Corp. (The)                                    82,500
---------------------------------------------------------------------------
             TOTAL                                                  306,875
---------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.3%
      6,500  Quintiles Transnational Corp. *<F15>                   264,062
---------------------------------------------------------------------------
COMPUTER PRODUCTS & SERVICES - 6.5%
     10,000  Electronic Arts, Inc. *<F15>                           489,375
     12,500  Intuit, Inc. *<F15>                                  1,017,188
     20,000  Lexmark International Group, Inc.,
               Class A *<F15>                                     2,722,500
      5,000  NCR Corp. *<F15>                                       195,313
      6,000  Network Associates, Inc. *<F15>                         88,125
     32,000  Sterling Software, Inc. *<F15>                         778,000
      5,000  SunGard Data Systems Inc. *<F15>                       175,000
---------------------------------------------------------------------------
             TOTAL                                                5,465,501
---------------------------------------------------------------------------
COMPUTERS & SOFTWARE - 2.2%
     10,000  Citrix Systems, Inc. *<F15>                            494,375
     58,000  InterVoice, Inc. *<F15>                                645,250
      8,000  Mentor Graphics Corp. *<F15>                           101,000
      7,000  Rational Software Corp. *<F15>                         236,688
     10,000  Symantec Corp.*<F15>                                   245,000
      4,000  Synopsys, Inc. *<F15>                                  177,500
---------------------------------------------------------------------------
             TOTAL                                                1,899,813
---------------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.8%
     11,000  Cintas Corp.                                           698,500
---------------------------------------------------------------------------
DENTAL SUPPLIES & EQUIPMENT - 0.2%
      5,000  DENTSPLY International Inc.                            135,000
---------------------------------------------------------------------------
DISTRIBUTION - 0.4%
     18,000  United Stationers, Inc. *<F15>                         337,500
---------------------------------------------------------------------------
DRUGS - 2.1%
     20,000  Mylan Laboratories, Inc.                               507,500
     12,000  Omnicare, Inc.                                         287,250
     26,000  Watson Pharmaceuticals, Inc. *<F15>                    996,125
---------------------------------------------------------------------------
             TOTAL                                                1,790,875
---------------------------------------------------------------------------
ELECTRICAL PRODUCTS & INSTRUMENTS - 1.3%
      9,000  Linear Technology Corp.                                477,000
      7,000  Microchip Technology Inc. *<F15>                       307,125
     10,000  Molex Inc.                                             306,250
---------------------------------------------------------------------------
             TOTAL                                                1,090,375
---------------------------------------------------------------------------
ELECTRONICS - 0.8%
     15,000  Vishay Intertechnology, Inc. *<F15>                    312,188
      7,500  Xilinx, Inc. *<F15>                                    333,281
---------------------------------------------------------------------------
             TOTAL                                                  645,469
---------------------------------------------------------------------------
ENERGY SERVICES - 0.5%
     16,000  BJ Services Co. *<F15>                                 441,000
---------------------------------------------------------------------------
FINANCE - 6.9%
     18,000  Eaton Vance Corp.                                      551,250
     17,000  Edwards (AG), Inc.                                     571,625
     24,000  Finova Group, Inc.                                   1,147,500
     11,000  Investment Technology Group, Inc.                      487,438
     11,000  Jefferies Group, Inc.                                  270,188
     16,500  Keyspan Energy Corp.                                   445,500
      9,000  Old Kent Financial Corp.                               404,437
     15,000  Paine Webber Group Inc.                                705,000
     30,000  Pinnacle West Capital Corp.                          1,256,250
---------------------------------------------------------------------------
             TOTAL                                                5,839,188
---------------------------------------------------------------------------
FOOD & BEVERAGE - 1.6%
     10,000  IBP, Inc.                                              214,375
     25,000  Tyson Foods, Inc.                                      575,000
     26,000  Universal Foods Corp.                                  596,375
---------------------------------------------------------------------------
             TOTAL                                                1,385,750
---------------------------------------------------------------------------
HEALTH CARE SERVICES & SUPPLIES - 0.9%
      9,000  Hillenbrand Industries, Inc.                           377,438
     12,004  Priority Healthcare Corp. *<F15>                       409,654
---------------------------------------------------------------------------
             TOTAL                                                  787,092
---------------------------------------------------------------------------
INSURANCE - 4.2%
     15,000  AFLAC, Inc.                                            765,000
      6,000  Everest Reinsurance Holdings, Inc.                     197,250
      9,000  Lincoln National Corp.                                 915,750
      8,800  NAC Re Corp.                                           480,150
      9,000  PacificCare Health Systems, Inc., Class B *<F15>       777,375
      5,000  Transatlantic Holdings, Inc.                           374,687
---------------------------------------------------------------------------
             TOTAL                                                3,510,212
---------------------------------------------------------------------------
MACHINERY - 2.1%
     10,000  Black & Decker Corp. (The)                             569,375
     20,000  Briggs & Stratton Corp.                              1,250,000
---------------------------------------------------------------------------
             TOTAL                                                1,819,375
---------------------------------------------------------------------------
MANUFACTURED HOUSING - 0.5%
     11,000  Centex Corp.                                           407,687
---------------------------------------------------------------------------
MANUFACTURING - 0.7%
     10,000  Carlisle Cos., Inc.                                    467,500
      4,000  Dexter Corp.                                           155,000
---------------------------------------------------------------------------
             TOTAL                                                  622,500
---------------------------------------------------------------------------
MEDIA - 0.3%
     10,000  A. H. Belo Corp.                                       220,625
---------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 4.2%
     10,000  Bergen Brunswig Corp.                                  220,000
     20,600  CONMED Corp. *<F15>                                    700,400
     17,500  Genzyme Corp. *<F15>                                   709,844
     11,625  RLI Corp.                                              432,304
     20,000  Total Renal Care Holdings, Inc. *<F15>                 307,500
     31,200  Trigon Healthcare, Inc. *<F15>                       1,189,500
---------------------------------------------------------------------------
             TOTAL                                                3,559,548
---------------------------------------------------------------------------
NATURAL GAS - 1.3%
     29,100  Coastal Corp.                                        1,122,169
---------------------------------------------------------------------------
OIL & GAS - 3.0%
     10,000  Amerada Hess Corp.                                     599,375
      8,000  ENSCO International Inc.                               142,000
     10,000  Nabors Industries, Inc. *<F15>                         200,000
     25,300  RPC, Inc.                                              227,700
      6,000  Tidewater Inc.                                         153,375
     30,000  Tosco Corp.                                            766,875
     20,000  Transocean Offshore, Inc.                              492,500
---------------------------------------------------------------------------
             TOTAL                                                2,581,825
---------------------------------------------------------------------------
PLASTICS - 1.0%
     34,000  Spartech Corp.                                         828,750
---------------------------------------------------------------------------
PUBLISHING - 0.6%
      9,000  Knight-Ridder, Inc.                                    474,188
---------------------------------------------------------------------------
RESTAURANTS - 1.9%
     36,000  Brinker International, Inc. *<F15>                   1,010,250
     22,050  Sonic Corp. *<F15>                                     607,064
---------------------------------------------------------------------------
             TOTAL                                                1,617,314
---------------------------------------------------------------------------
RETAILING & APPAREL - 5.9%
      2,500  Abercrombie & Fitch Co. *<F15>                         210,312
     36,000  Best Buy Co., Inc. *<F15>                            1,638,000
     10,000  Lowe's Cos., Inc.                                      519,375
     35,000  Micro Warehouse, Inc. *<F15>                           542,500
     18,000  Office Depot, Inc. *<F15>                              375,750
     10,000  Saks Inc. *<F15>                                       276,250
     19,100  Shopko Stores, Inc.                                    678,050
     27,000  Staples, Inc. *<F15>                                   776,250
---------------------------------------------------------------------------
             TOTAL                                                5,016,487
---------------------------------------------------------------------------
STEEL PRODUCTS - 0.1%
      4,000  AK Steel Holding Corp.                                  96,000
---------------------------------------------------------------------------
TECHNOLOGY SERVICES - 0.9%
     30,000  Comdisco, Inc.                                         731,250
---------------------------------------------------------------------------
TELECOMMUNICATIONS & EQUIPMENT - 5.5%
     13,000  ADC Telecommunications, Inc. *<F15>                    635,375
     27,000  CenturyTel, Inc.                                     1,034,437
     15,000  Cincinnati Bell, Inc.                                  362,812
     25,000  Comsat Corp.                                           815,625
     17,000  Dycom Industries, Inc. *<F15>                          820,250
     10,000  QUALCOMM Inc. *<F15>                                   972,500
---------------------------------------------------------------------------
             TOTAL                                                4,640,999
---------------------------------------------------------------------------
TEXTILES - 0.1%
      5,000  Shaw Industries, Inc. *<F15>                            84,375
---------------------------------------------------------------------------
TOBACCO - 0.1%
      4,000  Universal Corp.                                        104,500
---------------------------------------------------------------------------
TRANSPORTATION - 0.8%
     14,000  Harley-Davidson, Inc.                                  714,875
---------------------------------------------------------------------------
UNIT INVESTMENT TRUST - 18.7%
    211,000  Standard & Poor's MidCap 400
               Depositary Receipts                               15,798,625
---------------------------------------------------------------------------
UTILITIES - 4.2%
     28,000  CMP Group, Inc.                                        567,000
     44,200  Energy East Corp.                                    1,226,550
     14,000  Montana Power Co. (The)                              1,034,250
     30,000  Northeast Utilities *<F15>                             528,750
      7,000  Potomac Electric Power Co.                             216,125
---------------------------------------------------------------------------
             TOTAL                                                3,572,675
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $69,015,010)                                  81,323,266
---------------------------------------------------------------------------
MUTUAL FUND - 0.9%
     72,170  Dean Small Cap Value Fund                              769,327
---------------------------------------------------------------------------
TOTAL MUTUAL FUND
  (IDENTIFIED COST $801,031)                                        769,327
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 3.6%
---------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.6%
 $3,017,000  Donaldson, Lufkin and Jenrette
               Securities Corp., 4.82%, dated
               5/28/1999, due 6/1/1999, repurchase
               price $3,018,616 (Collateralized by
               U.S. Government Securities)                        3,017,000
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $3,017,000)                                    3,017,000
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.5%
  (IDENTIFIED COST $72,833,041)                                  85,109,593
---------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS - (0.5%)                            (412,437)
---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                       $84,697,156
---------------------------------------------------------------------------

*<F15> Non-income producing

                      (See Notes to Financial Statements.)

                                           -------------------------------
FIRSTAR STELLAR INTERNATIONAL EQUITY FUND  May 31, 1999 (unaudited)
---------------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                                          VALUE
---------------------------------------------------------------------------
INTERNATIONAL EQUITIES - 12.0%
---------------------------------------------------------------------------
CANADA - 0.7%
      5,100  Nortel Networks Corp.                                 $382,500
---------------------------------------------------------------------------
FINLAND - 0.5%
      4,200  OY Nokia AB, Class A, ADR                              298,200
---------------------------------------------------------------------------
FRANCE - 1.0%
      4,500  AXA-UAP, ADR                                           263,250
      6,000  Danone, ADR                                            329,625
---------------------------------------------------------------------------
             TOTAL                                                  592,875
---------------------------------------------------------------------------
GERMANY - 2.2%
      3,300  DaimlerChrysler AG                                     288,543
      2,400  Mannesmann AG, ADR                                     328,740
      5,400  Veba AG, ADR                                           309,150
     24,000  Volkswagen AG, ADR                                     298,123
---------------------------------------------------------------------------
             TOTAL                                                1,224,556
---------------------------------------------------------------------------
IRELAND - 0.4%
      3,900  Elan Corp. Plc, ADR *<F16>                             210,600
---------------------------------------------------------------------------
ITALY - 0.5%
      3,000  Telecom Italia S.P.A., ADR                             308,812
---------------------------------------------------------------------------
NETHERLANDS - 2.7%
      3,900  Equant NV, ADR *<F16>                                  323,456
      6,000  Heineken NV, ADR                                       334,386
      5,400  ING Groep NV, ADR                                      289,575
      3,900  Koninklijke Philips Electronics NV, ADR                335,400
      3,750  Unilever NV, ADR                                       244,922
---------------------------------------------------------------------------
             TOTAL                                                1,527,739
---------------------------------------------------------------------------
SWEDEN - 0.6%
     13,200  Telefonaktiebolaget LM Ericsson,
               Class B, ADR                                         355,575
---------------------------------------------------------------------------
UNITED KINGDOM - 3.4%
      2,700  Barclays Bank PLC, London, ADR                         329,400
      8,400  Cable & Wireless Communications
               PLC, ADR                                             321,300
      4,000  COLT Telecom Group plc, ADR *<F16>                     344,000
      4,800  Glaxo Wellcome PLC, ADR                                270,000
      7,800  Telewest Communications plc, ADR *<F16>                337,350
      1,800  Vodafone Group PLC, ADR                                344,475
---------------------------------------------------------------------------
             TOTAL                                                1,946,525
---------------------------------------------------------------------------
TOTAL INTERNATIONAL EQUITIES
  (IDENTIFIED COST $6,936,659)                                    6,847,382
---------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES - 22.0%
    100,000  France Growth Fund, Inc. (The)                       1,281,250
    100,000  Irish Investment Fund, Inc. (The)                    1,637,500
    111,100  Italy Fund Inc. (The)                                1,597,062
    150,000  Japan O.T.C. Equity Fund, Inc.                       1,143,750
     50,000  Korea Fund, Inc. (The) *<F16>                          603,125
     70,000  Mexico Fund, Inc. (The)                              1,128,750
     50,000  Swiss Helvetia Fund, Inc. (The)                        690,625
     75,000  Templeton Emerging Markets Fund, Inc.                1,007,813
    100,000  United Kingdom Fund Inc. (The)                       1,575,000
     15,000  WEBS France Index Fund, Inc.                           320,625
     75,000  WEBS Hong Kong Index Fund, Inc.                        848,438
     85,000  WEBS Singapore Index Fund, Inc.                        632,187
---------------------------------------------------------------------------
TOTAL CLOSED-END INVESTMENT COMPANIES
  (IDENTIFIED COST $11,776,199)                                  12,466,125
---------------------------------------------------------------------------
MUTUAL FUNDS - 63.6%
    262,878  BT Institutional International
               Equity Fund                                        3,456,846
    261,908  Federated International Equity Fund,
               Class A                                            5,125,545
     37,315  Flex Partners International Equity Fund                530,612
    188,042  Founders Worldwide Growth Fund                       4,308,044
    157,630  Janus Worldwide Fund                                 7,901,995
     51,803  Lexington Global Fund                                  504,560
    236,188  Morgan Stanley Global Equity
               Allocation Fund                                    4,919,792
    163,250  Scudder Global Fund                                  4,851,802
    241,916  USAA World Growth Fund                               4,381,103
---------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
  (IDENTIFIED COST $33,465,462)                                  35,980,299
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.4%
---------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.4%
 $1,373,000  Donaldson, Lufkin and Jenrette
               Securities Corp., 4.82%, dated
               5/28/1999, due 6/1/1999,
               repurchase price $1,373,735
               (Collateralized by
               U.S. Government Securities)                        1,373,000
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $1,373,000)                                    1,373,000
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
  (IDENTIFIED COST $53,551,320)                                  56,666,806
---------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS - 0.0%                               (22,214)
---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                       $56,644,592
---------------------------------------------------------------------------

*<F16> Non-income producing

ADR -- American Depository Receipt
PLC -- Public Limited Company

                      (See Notes to Financial Statements.)

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 1999 (unaudited)

                                                                                               Firstar Stellar
                                                             Firstar Stellar  Firstar Stellar      Capital      Firstar Stellar
                                            Firstar Stellar  Relative Value    Growth Equity    Appreciation     International
                                                 Fund             Fund              Fund            Fund          Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Total investments in securities, at value    $99,173,964     $555,326,440     $243,548,414      $85,109,593      $56,666,806
 Cash                                                 233               --           23,498               65               94
 Income receivable                                611,299        1,053,317          297,543           42,467           54,244
 Receivable for investments sold                       --        1,384,506               --        2,373,668               --
 Receivable for Fund shares sold                   26,924          480,423          201,148           10,356            5,413
 Other assets                                         232               --           42,291           13,187               --
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                99,812,652      558,244,686      244,112,894       87,549,336       56,726,557
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for investments purchased                610,480       36,114,100               --        2,676,512               --
 Payable for Fund shares redeemed                   7,326           90,344           38,780           66,770              174
 Options written, at value                             --               --           21,250               --               --
 Payable to bank                                       --              470               --               --               --
 Payable to affiliates                            147,190          537,389          258,851          105,985           70,529
 Accrued expenses                                  21,576           18,239               --            2,913           11,262
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                              786,572       36,760,542          318,881        2,852,180           81,965
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                    $99,026,080     $521,484,144     $243,794,013      $84,697,156      $56,644,592
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in capital                              $82,628,487     $273,967,631     $156,158,335      $76,692,742      $53,704,770
 Accumulated undistributed (distributions in
   excess of) net investment income (loss)        468,983          843,745          206,201         (169,816)        (142,858)
 Accumulated net realized gain (loss)
   on investments, options and underlying funds 1,019,317        1,793,956          367,196       (4,102,322)         (32,806)
 Net unrealized appreciation on
   investments, options and underlying funds   14,909,293      244,878,812       87,062,281       12,276,552        3,115,486
-----------------------------------------------------------------------------------------------------------------------------------
   Total net assets                           $99,026,080     $521,484,144     $243,794,013      $84,697,156      $56,644,592
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
 A Shares                                     $43,611,379      $55,837,064               --      $84,697,156      $56,644,592
 B Shares                                              --       11,735,484      $80,222,649               --               --
 Y Shares                                      55,414,701      453,911,596      163,571,364               --               --
-----------------------------------------------------------------------------------------------------------------------------------
   Total net assets                           $99,026,080     $521,484,144     $243,794,013      $84,697,156      $56,644,592
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
 A Shares                                       3,508,257        1,924,501               --        7,095,665        5,218,653
 B Shares                                              --          404,725        3,758,316               --               --
 Y Shares                                       4,458,105       15,636,958        7,666,844               --               --
-----------------------------------------------------------------------------------------------------------------------------------
   Total shares outstanding                     7,966,362       17,966,184       11,425,160        7,095,665        5,218,653
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
 A Shares                                          $12.43           $29.01            --              $11.94          $10.85
 B Shares                                           --              $29.00           $21.35            --              --
 Y Shares                                          $12.43           $29.03           $21.33            --              --
-----------------------------------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE:
 A Shares                                          $13.02(a)<F17>   $30.38(a)<F17>    --              $12.50(a)<F17>  $11.02(b)<F18>
 B Shares                                           --              $29.00           $21.35            --              --
 Y Shares                                          $12.43           $29.03           $21.33            --              --
-----------------------------------------------------------------------------------------------------------------------------------
REDEMPTION PROCEEDS PER SHARE:
 A Shares                                          $12.43           $29.01            --              $11.94          $10.85
 B Shares                                           --              $27.55(c)<F19>   $20.28(c)<F19>    --              --
 Y Shares                                          $12.43           $29.03           $21.33            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at identified cost               $84,264,671     $310,447,628     $156,487,607      $72,833,041      $53,551,320
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at tax cost                      $84,264,671     $310,447,628     $156,487,607      $73,031,259      $53,551,320
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
(a)<F17>  Computation of Offering price:  100/95.5 of net asset value.
(b)<F18>  Computation of Offering price:  100/98.5 of net asset value.
(c)<F19>  Computation of Redemption Proceeds:  95/100 of net asset value.

                      (See Notes to Financial Statements.)

STATEMENTS OF OPERATIONS
Six Months Ended May 31, 1999 (unaudited)

                                                                                               Firstar Stellar
                                                             Firstar Stellar  Firstar Stellar      Capital      Firstar Stellar
                                            Firstar Stellar  Relative Value    Growth Equity    Appreciation     International
                                                  Fund            Fund              Fund            Fund          Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                              $1,290,103         $243,603         $205,966          $47,271          $25,274
  Dividend income                                 815,847        4,019,253        1,274,915          302,659          555,388
-----------------------------------------------------------------------------------------------------------------------------------
   Total income                                 2,105,950        4,262,856        1,480,881          349,930          580,662
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                        486,151        1,787,908          813,889          379,080          198,837
  Shareholder services fees                       127,902          596,977          272,003           99,754           66,394
  Distribution services fees -- A Shares           56,997           66,882               --               --               --
  Distribution services fees -- B Shares               --           12,125           94,108               --               --
  Administration fees                              56,291          262,401          119,370           43,893           29,168
  Portfolio accounting fees                        29,415           55,087           31,513           21,745           21,990
  Transfer and dividend disbursing
    agent fees and expenses                        23,813           63,178           39,976           10,631            5,631
  Custodian fees                                   12,794           59,597           27,130            9,976            6,629
  Auditing fees                                     7,302            7,473           16,740            8,537            5,664
  Federal and state registration fees               6,973            8,566           17,689            4,166            3,947
  Trustees' fees                                    2,676            2,858            3,422            2,959            2,312
  Printing and postage                              1,820            3,262           10,590            5,880            4,200
  Legal fees                                          336              807            2,678            2,599            2,067
  Miscellaneous                                        28            1,145              402              364              378
-----------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                 812,498        2,928,266        1,449,510          589,584          347,217
-----------------------------------------------------------------------------------------------------------------------------------
WAIVER --
-----------------------------------------------------------------------------------------------------------------------------------
  Waiver of shareholder services fees             (89,539)        (414,962)        (188,324)         (69,838)         (46,106)
-----------------------------------------------------------------------------------------------------------------------------------
   Total waiver                                   (89,539)        (414,962)        (188,324)         (69,838)         (46,106)
-----------------------------------------------------------------------------------------------------------------------------------
       Net expenses                               722,959        2,513,304        1,261,186          519,746          301,111
-----------------------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)           1,382,991        1,749,552          219,695         (169,816)         279,551
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND UNDERLYING FUNDS:
Net realized gain (loss) on investments,
  options and underlying funds                  1,059,974        1,795,941          498,199       (1,611,086)         (30,451)
Net change in unrealized appreciation on
  investments, options and underlying funds     1,150,654       47,472,445       21,943,928        3,345,300        3,548,084
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS, OPTIONS AND UNDERLYING FUNDS     2,210,628       49,268,386       22,442,127        1,734,214        3,517,633
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS $3,593,619      $51,017,938      $22,661,822       $1,564,398       $3,797,184
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                      (See Notes to Financial Statements.)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            Firstar Stellar
                                                                            Firstar Stellar                 Relative Value
                                                                                 Fund                            Fund
                                                                    ---------------------------------------------------------------
                                                                      Six Months                      Six Months
                                                                        Ended         Year Ended         Ended         Year Ended
                                                                     May 31, 1999    November 30,    May 31, 1999     November 30,
                                                                     (unaudited)         1998         (unaudited)         1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
Net investment income (loss)                                          $1,382,991      $3,177,602      $1,749,552      $3,780,377
Net realized gain (loss) on investments, options and
  underlying funds                                                     1,059,974       8,965,626       1,795,941       1,782,713
Net change in unrealized appreciation (depreciation)
  on investments, options and underlying funds                         1,150,654      (5,745,284)     47,472,445      57,735,300
-----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets resulting from operations                       3,593,619       6,397,944      51,017,938      63,298,390
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
  Distributions from net investment income
   A Shares                                                             (661,232)     (1,272,062)       (145,301)       (314,887)
   B Shares                                                                   --              --         (30,962)        (23,565)
   Y Shares                                                             (912,459)     (1,768,243)     (1,616,044)     (3,346,134)
  Distributions from net realized gain on
    investments, options and underlying funds
   A Shares                                                           (4,024,886)     (4,564,730)       (202,285)     (1,335,755)
   B Shares                                                                   --              --         (32,646)             --
   Y Shares                                                           (4,995,329)     (5,845,323)     (1,548,462)    (11,016,756)
-----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets from distributions
   to shareholders                                                   (10,593,906)    (13,450,358)     (3,575,700)    (16,037,097)
-----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--
Proceeds from sales of shares                                          6,692,123      14,934,333      72,909,022     105,570,306
Net asset value of shares issued to shareholders
  in payment of distributions declared                                 9,537,439      11,882,476       2,721,111      12,183,187
Cost of shares redeemed                                              (15,387,727)    (28,719,192)    (46,765,488)    (69,641,417)
-----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets from share transactions                           841,835      (1,902,383)     28,864,645      48,112,076
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net assets                                               (6,158,452)     (8,954,797)     76,306,883      95,373,369
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                  105,184,532     114,139,329     445,177,261     349,803,892
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                                        $99,026,080    $105,184,532    $521,484,144    $445,177,261
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net
  investment income (loss) included in net assets at end of period      $468,983        $659,683        $843,745        $886,500
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                        Firstar Stellar                  Firstar Stellar
        Firstar Stellar                     Capital                       International
         Growth Equity                    Appreciation                       Equity
             Fund                             Fund                            Fund
 ----------------------------    ----------------------------     -----------------------------
  Six Months                       Six Months                      Six Months
     Ended        Year Ended         Ended         Year Ended         Ended       Period Ended
 May 31, 1999    November 30,     May 31, 1999    November 30,    May 31, 1999    November 30,
  (unaudited)        1998         (unaudited)         1998         (unaudited)    1998(a)<F20>
-----------------------------------------------------------------------------------------------


    $219,695        $482,582        $(169,816)      $(353,594)       $279,551        $156,377

     498,199       4,357,637       (1,611,086)     (2,489,161)        (30,451)        835,714

  21,943,928      27,811,716        3,345,300       6,381,385       3,548,084        (432,598)
-----------------------------------------------------------------------------------------------
  22,661,822      32,651,935        1,564,398       3,538,630       3,797,184         559,493
-----------------------------------------------------------------------------------------------


          --              --               --        (133,033)       (485,816)        (92,970)
     (26,829)        (80,332)              --              --              --              --
    (129,000)       (438,513)              --              --              --              --


          --              --               --     (17,824,043)       (838,069)             --
  (1,524,893)     (2,579,168)              --              --              --              --
  (2,878,632)     (6,040,139)              --              --              --              --
-----------------------------------------------------------------------------------------------

  (4,559,354)     (9,138,152)              --     (17,957,076)     (1,323,885)        (92,970)
-----------------------------------------------------------------------------------------------

  52,286,793      47,696,699       14,494,950      13,112,471       7,246,135      51,706,328

   3,254,507       6,393,320               --      11,194,078         963,609          50,831
 (17,802,562)    (43,763,249)     (11,343,041)    (13,025,508)     (2,497,182)     (3,764,951)
-----------------------------------------------------------------------------------------------
  37,738,738      10,326,770        3,151,909      11,281,041       5,712,562      47,992,208
-----------------------------------------------------------------------------------------------
  55,841,206      33,840,553        4,716,307      (3,137,405)      8,185,861      48,458,731
-----------------------------------------------------------------------------------------------

 187,952,807     154,112,254       79,980,849      83,118,254      48,458,731              --
-----------------------------------------------------------------------------------------------
$243,794,013    $187,952,807      $84,697,156     $79,980,849     $56,644,592     $48,458,731
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

    $206,201        $142,335        $(169,816)             --       $(142,858)        $63,407
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

(a)<F20> Reflects operations for the period from December 3, 1997 (date of initial public investment) to November 30, 1998.

                      (See Notes to Financial Statements.)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                        NET REALIZED
                                                             AND                                                    DISTRIBUTIONS
                                              NET        UNREALIZED                                 DISTRIBUTIONS     FROM NET
                            NET ASSET     INVESTMENT   GAIN (LOSS) ON                 DISTRIBUTIONS IN EXCESS OF    REALIZED GAIN
                             VALUE,       INCOME (NET   INVESTMENTS,    TOTAL FROM      FROM NET         NET       ON INVESTMENTS,
PERIOD ENDED                BEGINNING      OPERATING     OPTIONS AND    INVESTMENT     INVESTMENT    INVESTMENT      OPTIONS AND
NOVEMBER 30,                OF PERIOD        LOSS)    UNDERLYING FUNDS  OPERATIONS       INCOME      INCOME (H)   UNDERLYING FUNDS
                                                                                                          <F28>
-----------------------------------------------------------------------------------------------------------------------------------
FIRSTAR STELLAR FUND
Y SHARES
1994(a)<F21>                $11.34           0.21          (0.48)         (0.27)         (0.17)         --             --
1995                        $10.90           0.38           1.32           1.70          (0.38)         --             (0.05)
1996                        $12.17           0.37           1.62           1.99          (0.37)         --             (0.20)
1997                        $13.59           0.40           1.18           1.58          (0.40)         --             (0.50)
1998                        $14.27           0.42           0.36           0.78          (0.39)         --             (1.30)
1999(m)<F33>                $13.36           0.18           0.25           0.43          (0.20)         --             (1.16)
A SHARES
1994                        $11.34           0.29          (0.41)         (0.12)         (0.24)         --             (0.08)
1995                        $10.90           0.34           1.33           1.67          (0.35)         --             (0.05)
1996                        $12.17           0.34           1.62           1.96          (0.34)         --             (0.20)
1997                        $13.59           0.36           1.18           1.54          (0.36)         --             (0.50)
1998                        $14.27           0.38           0.35           0.73          (0.35)         --             (1.30)
1999(m)<F33>                $13.35           0.16           0.26           0.42          (0.18)         --             (1.16)

FIRSTAR STELLAR RELATIVE VALUE FUND
Y SHARES
1997(b)<F22>                $22.67           0.08           0.81           0.89          (0.07)         --             --
1998                        $23.49           0.18           3.65           3.83          (0.23)         --             (0.82)
1999(m)<F33>                $26.27           0.11           2.87           2.98          (0.11)         --             (0.11)
A SHARES
1994                        $11.80           0.23          (0.40)         (0.17)         (0.23)         --             (0.04)
1995                        $11.36           0.29           3.65           3.94          (0.28)         --             --
1996                        $15.02           0.27           4.01           4.28          (0.26)         --             (0.01)
1997                        $19.03           0.67           4.45           5.12          (0.28)         --             (0.39)
1998                        $23.48           0.11           3.66           3.77          (0.17)         --             (0.82)
1999(m)<F33>                $26.26           0.07           2.86           2.93          (0.07)         --             (0.11)
B SHARES
1998(c)<F23>                $26.01           0.14           0.24           0.38          (0.11)         --             --
1999(m)<F33>                $26.28           0.07           2.85           2.92          (0.09)         --             (0.11)

FIRSTAR STELLAR GROWTH EQUITY FUND
Y SHARES
1997(d)<F24>                $16.46           0.03           0.73           0.76          (0.04)         --             --
1998                        $17.18           0.06           3.30           3.36          (0.07)         --             (0.96)
1999(m)<F33>                $19.51           0.05           2.25           2.30          (0.03)         --             (0.45)
B SHARES
1995(e)<F25>                $10.00           0.24           2.67           2.91          (0.21)         --             --
1996                        $12.70           0.17           3.12           3.29          (0.16)         --             (0.66)
1997                        $15.17           0.19           2.97           3.16          (0.14)         --             (1.02)
1998                        $17.17           0.02           3.32           3.34          (0.03)         --             (0.96)
1999(m)<F33>                $19.52           0.01           2.28           2.29          (0.01)         --             (0.45)

FIRSTAR STELLAR CAPITAL APPRECIATION FUND
A SHARES
1994(f)<F26>                $10.00          --              0.15           0.15          --             --             --
1995                        $10.15           0.03           1.72           1.75          (0.04)         (0.00)(k)<F31> (0.04)
1996                        $11.82          (0.03)          1.05           1.02          --             --             (0.29)
1997                        $12.55           0.02           1.77           1.79          --             --             --
1998                        $14.34          (0.05)          0.56           0.51          (0.02)         --             (3.08)
1999(m)<F33>                $11.75          (0.02)          0.21           0.19          --             --             --

FIRSTAR STELLAR INTERNATIONAL EQUITY FUND
A SHARES
1998(g)<F27>                $10.00           0.05           0.34           0.39          (0.04)         --             --
1999(m)<F33>                $10.35           0.06           0.72           0.78          (0.10)         --             (0.18)
-----------------------------------------------------------------------------------------------------------------------------------


                                                               RATIOS TO AVERAGE NET ASSETS
                                                         -----------------------------------------   NET ASSETS,
                            NET ASSET                                       NET          EXPENSE         END          PORTFOLIO
               TOTAL       VALUE, END        TOTAL                      INVESTMENT       WAIVER/      OF PERIOD       TURNOVER
           DISTRIBUTIONS    OF PERIOD     RETURN (I)      EXPENSES        INCOME    REIMBURSEMENT (J)(000 OMITTED)      RATE
                                             <F29>                                        <F30>
-----------------------------------------------------------------------------------------------------------------------------------


              (0.17)        $10.90          (1.81)%         1.43%(l)<F32>  3.57%(l)<F32>  0.20%(l)<F32> $60,822        79%
              (0.43)        $12.17          15.97%          1.40%          3.23%          0.20%         $64,754       104%
              (0.57)        $13.59          16.94%          1.39%          2.85%          0.20%         $67,047        65%
              (0.90)        $14.27          12.22%          1.31%          2.89%          0.20%         $63,742        64%
              (1.69)        $13.36           6.11%          1.40%          2.96%          0.20%         $58,572        77%
              (1.36)        $12.43           3.54%          1.30%(l)<F32>  2.81%(l)<F32>  0.17%(l)<F32> $55,415        22%

              (0.32)        $10.90          (1.22)%         1.55%          2.32%          0.32%         $50,648        79%
              (0.40)        $12.17          15.67%          1.65%          2.98%          0.20%         $48,902       104%
              (0.54)        $13.59          16.64%          1.66%          2.76%          0.20%         $50,094        65%
              (0.86)        $14.27          11.94%          1.56%          2.63%          0.20%         $50,398        64%
              (1.65)        $13.35           5.74%          1.65%          2.71%          0.20%         $46,613        77%
              (1.34)        $12.43           3.45%          1.55%(l)<F32>  2.56%(l)<F32>  0.17%(l)<F32> $43,611        22%



              (0.07)        $23.49           3.93%          1.00%(l)<F32>  1.35%(l)<F32>  0.20%(l)<F32>$312,056        18%
              (1.05)        $26.27          16.95%          1.04%          0.95%          0.20%        $386,405        26%
              (0.22)        $29.03          11.39%          1.02%(l)<F32>  0.77%(l)<F32>  0.17%(l)<F32>$453,912         4%

              (0.27)        $11.36          (1.54)%         1.15%          2.02%          0.20%         $74,094        30%
              (0.28)        $15.02          35.10%          1.06%          2.17%          0.20%        $131,979        24%
              (0.27)        $19.03          28.86%          1.04%          1.71%          0.20%        $215,843        16%
              (0.67)        $23.48          27.69%          1.01%          1.40%          0.20%         $37,748        18%
              (0.99)        $26.26          16.67%          1.29%          0.70%          0.20%         $50,925        26%
              (0.18)        $29.01          11.22%          1.27%(l)<F32>  0.52%(l)<F32>  0.17%(l)<F32> $55,837         4%

              (0.11)        $26.28           1.50%          1.04%(l)<F32>  0.95%(l)<F32>  0.20%(l)<F32>  $7,847        26%
              (0.20)        $29.00          11.17%          1.27%(l)<F32>  0.52%(l)<F32>  0.17%(l)<F32> $11,735         4%



              (0.04)        $17.18           4.59%          1.06%(l)<F32>  0.68%(l)<F32>  0.20%(l)<F32>$109,087        60%
              (1.03)        $19.51          20.91%          1.09%          0.37%          0.20%        $121,475        48%
              (0.48)        $21.33          11.98%          1.07%(l)<F32>  0.29%(l)<F32>  0.17%(l)<F32>$163,571        13%

              (0.21)        $12.70          29.44%          1.17%(l)<F32>  2.00%(l)<F32>  0.23%(l)<F32> $48,699       171%
              (0.82)        $15.17          27.34%          1.19%          1.31%          0.20%         $85,311        96%
              (1.16)        $17.17          22.65%          1.09%          0.86%          0.20%         $45,025        60%
              (0.99)        $19.52          20.76%          1.34%          0.12%          0.20%         $66,478        48%
              (0.46)        $21.35          11.89%          1.20%(l)<F32>  0.04%(l)<F32>  0.17%(l)<F32> $80,223        13%



              --            $10.15           1.50%          1.58%(l)<F32>  0.08%(l)<F32>  0.30%(l)<F32> $30,013        36%
              (0.08)        $11.82          17.35%          1.47%          0.28%          0.21%         $56,430       144%
              (0.29)        $12.55           8.95%          1.32%         (0.24)%         0.20%         $79,163       174%
              --            $14.34          14.26%          1.29%          0.16%          0.20%         $83,118       262%
              (3.10)        $11.75           4.75%          1.32%         (0.44)%         0.20%         $79,981        94%
              --            $11.94           1.62%          1.30%(l)<F32> (0.43)%(l)<F32> 0.17%(l)<F32> $84,697        55%


              (0.04)        $10.35           3.95%          1.31%(l)<F32>  0.37%(l)<F32>  0.20%(l)<F32> $48,459         3%
              (0.28)        $10.85           7.70%          1.13%(l)<F32>  1.05%(l)<F32>  0.17%(l)<F32> $56,645        24%
-----------------------------------------------------------------------------------------------------------------------------------

(a)<F21>  Reflects operations for the period from April 11, 1994 (date of initial public investment) to November 30, 1994. For the period from April 5, 1994 (start of business) to April 10, 1994, all income was distributed to the Administrator.
(b)<F22>  Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(c)<F23>  Reflects operations for the period from March 31, 1998 (date of initial public investment) to November 30, 1998.
(d)<F24>  Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(e)<F25>  Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.
(f)<F26>  Reflects operations for the period from June 13, 1994 (date of initial public investment) to November 30, 1994.
(g)<F27>  Reflects operations for the period from December 3, 1997 (date of initial public investment) to November 30, 1998.
(h)<F28>  Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.
(i)<F29>  Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(j)<F30>  This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(k)<F31>  Less than one cent per share.
(l)<F32>  Computed on an annualized basis.
(m)<F33>  For the six months ended May 31, 1999 (unaudited).

                      (See Notes to Financial Statements.)

NOTES TO FINANCIAL STATEMENTS

MAY 31, 1999 (UNAUDITED)

(1) ORGANIZATION

Firstar Stellar Funds, formerly Star Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of ten diversified portfolios and one non-diversified portfolio. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

   PORTFOLIO NAME                        INVESTMENT OBJECTIVE
------------------------------------------------------------------------------
Firstar Stellar Fund                  Maximize total return, a combination
   ("Stellar Fund")                      of dividend income and capital
                                         appreciation.

Firstar Stellar Relative Value        Maximize total return, a combination
   Fund ("Relative Value Fund")          of income and capital appreciation.

Firstar Stellar Growth Equity         Maximize capital appreciation.
   Fund ("Growth Equity Fund")

Firstar Stellar Capital               Maximize capital appreciation.
   Appreciation Fund
   ("Capital Appreciation Fund")

Firstar Stellar International         Long-term capital appreciation.
   Equity Fund ("International
   Equity Fund")

The financial statements of the Money Market Funds and Bond Funds are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Stellar Fund offers two classes of shares (A Shares and Y Shares); Relative Value Fund offers three classes of shares (A Shares, B Shares and Y Shares); Growth Equity Fund offers two classes of shares (B Shares and Y Shares); Capital Appreciation Fund offers one class of shares (A Shares); and the International Equity Fund offers one class of shares (A Shares).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset-backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end and closed-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). Distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

At November 30, 1998, the Capital Appreciation Fund for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

                                                   TOTAL TAX-LOSS
          FUND                                      CARRYFORWARD
------------------------------------------------------------------------------
Capital Appreciation Fund                            $2,491,236
------------------------------------------------------------------------------

Pursuant to the Code, the capital loss carryforward for the Capital Appreciation Fund of $2,491,236 will expire in the year 2006.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. OPTION CONTRACTS WRITTEN

The Stellar Fund, Growth Equity Fund and Capital Appreciation Fund may write "covered" call option contracts. All of the Funds may also write "covered" put options. A written option obligates the Funds to deliver (a call), or to receive (a put), the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Fund may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended
May 31, 1999, the Growth Equity Fund had net realized loss on options contracts, written and purchased, of $(204,795).

At May 31, 1999, the Stellar Fund and the Capital Appreciation Fund had no outstanding options and had no written option activity during the year. The following is a summary of the Growth Equity Fund written options activity:

                                             GROWTH EQUITY FUND
                                       -----------------------------
                                        NUMBER OF
                                        CONTRACTS     PROCEEDS*<F34>
                                       -----------------------------
Outstanding at November 30, 1998            200           $41,700
Contracts opened                          2,150           872,475
Contracts expired                            --                --
Contracts exercised                        (302)          (51,321)
Contracts closed                         (2,048)         (840,130)
                                       -----------------------------
Outstanding at May 31, 1999                  --           $22,724
                                       -----------------------------
*<F34> Represents premium received less commissions paid.

G. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenues and expenses reported in the financial statements. Actual results could differ from those estimated.

H. OTHER

Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                          STELLAR FUND
                                                                        ------------------------------------------------
                                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                             MAY 31, 1999           NOVEMBER 30, 1998
                                                                        -----------------------  -----------------------
A SHARES                                                                  SHARES       DOLLARS     SHARES       DOLLARS
-----------------------------------------------------------------       ----------   ----------  ----------    ----------
Shares sold                                                               125,846    $1,576,549    330,173    $4,415,487
Shares issued to shareholders in payment of distributions declared        378,315     4,604,482    445,681     5,756,750
Shares redeemed                                                          (486,617)   (6,066,841)  (817,090)  (10,869,740)
                                                                        ------------------------------------------------
   Net change resulting from A Share transactions                          17,544      $114,190    (41,236)    $(697,503)
                                                                        ------------------------------------------------

                                                                                          STELLAR FUND
                                                                        ------------------------------------------------
                                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                             MAY 31, 1999           NOVEMBER 30, 1998
                                                                        -----------------------  -----------------------
Y SHARES                                                                  SHARES       DOLLARS     SHARES       DOLLARS
-----------------------------------------------------------------       ----------   ----------  ----------    ----------
Shares sold                                                               412,580    $5,115,574    772,860   $10,518,846
Shares issued to shareholders in payment of distributions declared        405,626     4,932,957    474,049     6,125,726
Shares redeemed                                                          (745,099)   (9,320,886)(1,328,445)  (17,849,452)
                                                                        ------------------------------------------------
   Net change resulting from Y Share transactions                          73,107      $727,645    (81,536)  $(1,204,880)
                                                                        ------------------------------------------------
   Net change resulting from Fund share transactions                       90,651      $841,835   (122,772)  $(1,902,383)
                                                                        ------------------------------------------------
                                                                        ------------------------------------------------

                                                                                       RELATIVE VALUE FUND
                                                                        ------------------------------------------------
                                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                             MAY 31, 1999           NOVEMBER 30, 1998
                                                                        -----------------------  -----------------------
A SHARES                                                                  SHARES       DOLLARS     SHARES       DOLLARS
-----------------------------------------------------------------       ----------   ----------  ----------    ----------
Shares sold                                                               191,767    $5,290,621    526,877   $13,142,463
Shares issued to shareholders in payment of distributions declared         12,679       341,225     70,261     1,618,422
Shares redeemed                                                          (219,129)   (6,049,054)  (265,353)   (6,497,280)
                                                                        ------------------------------------------------
   Net change resulting from A Share transactions                         (14,683)    $(417,208)   331,785    $8,263,605
                                                                        ------------------------------------------------

                                                                                       RELATIVE VALUE FUND
                                                                        ------------------------------------------------
                                                                           SIX MONTHS ENDED            PERIOD ENDED
                                                                             MAY 31, 1999       NOVEMBER 30, 1998(A)<F35>
                                                                        ----------------------- -------------------------
B SHARES                                                                  SHARES       DOLLARS     SHARES       DOLLARS
-----------------------------------------------------------------       ----------   ----------  ----------    ----------
Shares sold                                                               137,225    $3,794,434    310,540    $7,699,898
Shares issued to shareholders in payment of distributions declared          2,353        63,189        990        23,405
Shares redeemed                                                           (33,452)     (929,216)   (12,931)     (302,580)
                                                                        ------------------------------------------------
   Net change resulting from B Share transactions                         106,126    $2,928,407    298,599    $7,420,723
                                                                        ------------------------------------------------
(a)<F35> For the period from March 31, 1998 (date of initial public investment)to November 30, 1998.

                                                                                      RELATIVE VALUE FUND
                                                                      --------------------------------------------------
                                                                          SIX MONTHS ENDED             YEAR ENDED
                                                                            MAY 31, 1999            NOVEMBER 30, 1998
                                                                      ------------------------   -----------------------
Y SHARES                                                                 SHARES      DOLLARS      SHARES       DOLLARS
-----------------------------------------------------------------     -----------  -----------   ---------   -----------
Shares sold                                                             2,275,974   $63,823,967  3,478,155   $84,727,945
Shares issued to shareholders in payment of distributions declared         85,977     2,316,697    456,629    10,541,360
Shares redeemed                                                        (1,433,705)  (39,787,218)(2,508,119)  (62,841,557)
                                                                       --------------------------------------------------
   Net change resulting from Y Share transactions                         928,246   $26,353,446  1,426,665   $32,427,748
                                                                       --------------------------------------------------
   Net change resulting from Fund share transactions                    1,019,689   $28,864,645  2,057,049   $48,112,076
                                                                       --------------------------------------------------
                                                                       --------------------------------------------------

                                                                                      GROWTH EQUITY FUND
                                                                      --------------------------------------------------
                                                                          SIX MONTHS ENDED             YEAR ENDED
                                                                            MAY 31, 1999            NOVEMBER 30, 1998
                                                                      ------------------------   -----------------------
B SHARES                                                                 SHARES      DOLLARS      SHARES       DOLLARS
-----------------------------------------------------------------     -----------  -----------   ---------   -----------
Shares sold                                                              535,389    $11,121,288  1,070,690   $18,962,995
Shares issued to shareholders in payment of distributions declared        78,241      1,546,858    166,534     2,653,076
Shares redeemed                                                         (260,797)    (5,418,146)  (454,025)   (8,038,756)
                                                                       --------------------------------------------------
   Net change resulting from B Share transactions                        352,833     $7,250,000    783,199   $13,577,315
                                                                       --------------------------------------------------

                                                                                      GROWTH EQUITY FUND
                                                                      --------------------------------------------------
                                                                          SIX MONTHS ENDED             YEAR ENDED
                                                                            MAY 31, 1999            NOVEMBER 30, 1998
                                                                      ------------------------   -----------------------
Y SHARES                                                                SHARES       DOLLARS      SHARES       DOLLARS
-----------------------------------------------------------------      ---------   -----------   ---------   -----------
Shares sold                                                            1,946,176    $41,165,505  1,616,539   $28,733,704
Shares issued to shareholders in payment of distributions declared        86,336      1,707,649    234,170     3,740,244
Shares redeemed                                                         (591,203)   (12,384,416)(1,975,403)  (35,724,493)
                                                                      --------------------------------------------------
   Net change resulting from Y Share transactions                      1,441,309    $30,488,738   (124,694)  $(3,250,545)
                                                                      --------------------------------------------------
   Net change resulting from Fund share transactions                   1,794,142    $37,738,738    658,505   $10,326,770
                                                                      --------------------------------------------------
                                                                      --------------------------------------------------

                                                                                CAPITAL APPRECIATION FUND
                                                                          -------------------------------------
                                                                          SIX MONTHS ENDED       YEAR ENDED
A SHARES                                                                    MAY 31, 1999      NOVEMBER 30, 1998
-----------------------------------------------------------------         ----------------    -----------------
Shares sold                                                                  1,256,668           1,081,889
Shares issued to shareholders in payment of distributions declared                   0           1,003,938
Shares redeemed                                                               (966,887)         (1,075,802)
                                                                          -------------------------------------
   Net change resulting from A Share transactions                              289,781           1,010,025
                                                                          -------------------------------------

                                                                                    INTERNATIONAL EQUITY FUND
                                                                          ---------------------------------------------
                                                                          SIX MONTHS ENDED          PERIOD ENDED
A SHARES                                                                    MAY 31, 1999     NOVEMBER 30, 1998(B)<F36>
-----------------------------------------------------------------         ----------------   --------------------------
Shares sold                                                                    674,388               5,056,920
Shares issued to shareholders in payment of distributions declared              93,554                   5,114
Shares redeemed                                                               (231,839)               (379,484)
                                                                          ---------------------------------------------
   Net change resulting from A Share transactions                              536,103               4,682,550
                                                                          ---------------------------------------------
(b)<F36> For the period from December 3, 1997 (date of initial public investment) to November 30, 1998.

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. GENERAL

Certain officers of Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC serve as officers or Trustees of the Trust. Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC are related by virtue of each being a subsidiary of Firstar Corporation.

B. INVESTMENT ADVISORY FEES

Firstar Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

       FUND                                      ANNUAL RATE
---------------------------------------------------------------
Stellar Fund                                        0.95%
Relative Value Fund                                 0.75%
Growth Equity Fund                                  0.75%
Capital Appreciation Fund                           0.95%
International Equity Fund                           0.75%
---------------------------------------------------------------

C. ADMINISTRATIVE FEES

Firstar Mutual Fund Services, LLC ("Firstar") provides the Funds with certain administrative personnel and services. Firstar receives a fee at an annual rate of 0.11% of the average daily net assets of each Fund for the period.

D. DISTRIBUTION SERVICES FEES

Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), A Shares and B Shares of the Trust may pay to the distributor of the Funds an amount computed at an annual rate of up to 0.25% of the average daily net assets, to finance any activity which is principally intended to result in the sale of shares subject to the Plan. Effective April 1, 1999, Edgewood Services, Inc. became the distributor of the Funds. Prior to that date, B.C. Ziegler and Company served as the distributor of the Funds.

Currently, the Stellar Fund, Relative Value Fund and Growth Equity Fund are accruing and paying 12b-1 fees. The Capital Appreciation Fund and International Equity Fund will not accrue or pay any distribution expenses pursuant to the Plan until a "Y" class of shares has been registered with the Securities and Exchange Commission.

E. SHAREHOLDER SERVICES FEES

Under the terms of the Shareholder Services Agreement with Firstar Bank, N.A., each Fund will pay Firstar Bank, N.A. up to 0.25% of average daily net assets for the period. Prior to March 1, 1999, Firstar Bank, N.A. limited the Shareholder Servicing fee to 0.05% of average daily net assets. As of March 1, 1999, the Shareholder Servicing fee was changed to 0.10% of average daily net assets. The fee paid to Firstar Bank, N.A. is used to finance certain services for shareholders and to maintain shareholder accounts. Firstar Bank, N.A. can modify or terminate this limitation at any time at its sole discretion.

F. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Firstar Bank, N.A. serves as transfer and dividend disbursing agent for the Funds. The fee paid to Firstar Bank, N.A. is based on the size, type, and number of accounts and transactions made by shareholders.

G. PORTFOLIO ACCOUNTING FEES

Firstar is the Funds' accounting services agent. Firstar is responsible for maintaining the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, subject to an annual minimum of $39,000 per Fund, plus out-of-pocket expenses.

H. CUSTODIAN FEES

Firstar Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1999, were as follows:

                                         PURCHASES         SALES
          ----------------------------------------------------------
          Stellar Fund                  $18,558,795     $22,289,328
          Relative Value Fund            47,977,562      20,749,861
          Growth Equity Fund             59,599,917      26,888,765
          Capital Appreciation Fund      44,908,927      43,614,649
          International Equity Fund      16,189,929      12,667,762
          ----------------------------------------------------------

                                                 NET UNREALIZED        GROSS              GROSS
                                  COST OF         APPRECIATION       UNREALIZED        UNREALIZED
                                INVESTMENTS      (DEPRECIATION)     APPRECIATION      DEPRECIATION
                                FOR FEDERAL       FOR FEDERAL       FOR FEDERAL        FOR FEDERAL
FIRSTAR STELLAR FUNDS          TAX PURPOSES       TAX PURPOSES      TAX PURPOSES      TAX PURPOSES
-----------------------------------------------------------------------------------------------------
Stellar Fund                    $84,264,671       $14,909,293        $16,402,889       $1,493,596
Relative Value Fund             310,447,628       244,878,812        246,832,252        1,953,440
Growth Equity Fund              156,487,607        87,062,281         89,767,101        2,704,820
Capital Appreciation Fund        73,031,259        12,078,334         15,739,945        3,661,611
International Equity Fund        53,551,320         3,115,486          4,353,701        1,238,215
-----------------------------------------------------------------------------------------------------

(6) CONCENTRATION OF CREDIT RISK

The Stellar Fund invests in equity and fixed-income securities of non-U.S. issuers. Although, the Stellar Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1999, the diversification of industries was as follows:

                                   PERCENT OF
 INDUSTRY                          NET ASSETS
-----------------------------------------------
Basic Industry                        6.0%
Capital Goods                         1.4
Consumer Cyclicals                    5.3
Consumer Staples                     16.6
Energy                               12.7
Finance                              20.6
Health Care                           8.6
Miscellaneous                         1.8
Technology                           17.2
Utilities                             9.8
-----------------------------------------------

TRUSTEES                                 OFFICERS

Thomas L. Conlan Jr.                Daniel B. Benhase
                                        PRESIDENT
Dr. Alfred Gottschalk              Joseph C. Neuberger
                                      VICE PRESIDENT
Dr. Robert J. Hill                 Michael T. Karbouski
                                        TREASURER
Dawn M. Hornback                    Elaine E. Richards
                                        SECRETARY
Lawrence M. Turner

William H. Zimmer III

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risks, including the possible loss of principal.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

FIRSTAR STELLAR FUNDS ARE AVAILABLE THROUGH:

o  THE FIRSTAR FUNDS CENTER,

o  INVESTMENT SPECIALISTS WHO ARE EITHER REGISTERED
   REPRESENTATIVES OF FIRSTAR INVESTMENT SERVICES, INC.,
   A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,
   OR REGISTERED REPRESENTATIVES OF MDS SECURITIES,
   A DIVISION OF CONSECO FINANCIAL SERVICES, INC.,
   A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,

o  AND THROUGH SELECTED SHAREHOLDER ORGANIZATIONS.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

FOR ACCOUNT BALANCE AND INVESTOR SERVICES INFORMATION
1-800-677-FUND
1-414-287-3808

FIRSTAR STELLAR FUNDS
615 EAST MICHIGAN STREET
P.O. BOX 701
MILWAUKEE, WI 53201-0701

WWW.FIRSTARSTELLARFUNDS.COM

(FIRSTAR STELLAR FUNDS LOGO)
FORM # SFSFSEM-99